     As filed with the Securities and Exchange Commission on November 4, 2002
                                               Registration No. 333 - /811-07342


                     U.S. Securities and Exchange Commission
                              Washington, DC 20549

                                    Form N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

          Pre-Effective Amendment No.__ Post-Effective Amendment No.__
                        (Check appropriate box or boxes)

                Exact Name of Registrant as Specified in Charter:
                         J.P. MORGAN INSTITUTIONAL FUNDS

                         Area Code and Telephone Number:
                                 (800) 348-4782

                     Address of Principal Executive Offices:
                                522 Fifth Avenue
                               New York, NY 10036

                     Name and Address of Agent for Service:

                                  Judy Bartlett
                    c/o J.P. Morgan Funds Distributors, Inc.
                                522 Fifth Avenue
                               New York, NY 10036

                                   Copies to:


Nina Shenker, Esq.                          John E. Baumgardner, Jr. Esq.
J.P. Morgan Investment Management, Inc.     Sullivan & Cromwell
522 Fifth Avenue                            25 Broad Street
New York, NY 10036                          New York, NY 10004



Appropriate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on December 4, 2002 pursuant to Rule 488 under the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933; No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 033-54642 and 811-07342) pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant's Form 24f-2 for the fiscal year ended December 31, 2001 was filed on March 20, 2002. Pursuant to Rule 429, this Registration Statement relates to the aforesaid Registration Statement on Form N-1A.
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                            JPMORGAN SMARTINDEX FUND
                      A SERIES OF J.P. MORGAN SERIES TRUST
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-348-4782
                                                               December   , 2002

Dear shareholder:

    A special meeting of the shareholders of JPMorgan SmartIndex Fund (the "Merging Fund"), a series of J.P. Morgan Series Trust ("JPMST"), will be held on Thursday, February 13, 2003 at 9:00 a.m. (Eastern time) at the offices of J.P. Morgan Chase & Co., 522 Fifth Avenue, 7th floor, New York, NY 10036 (together with any adjournments thereof, the "Meeting"). Shareholders of record as of November 21, 2002 are entitled to vote at the Meeting. Formal notice of the Meeting appears after this letter, followed by materials regarding the Meeting.

    At the Meeting, shareholders will be asked to consider and vote upon the proposed reorganization of the Merging Fund into JPMorgan Disciplined Equity Fund (the "Surviving Fund"), a series of J.P. Morgan Institutional Funds ("JPMIF") (the "Reorganization"). The Surviving Fund and the Merging Fund are collectively referred to as "the Funds", and each is referred to individually as a "Fund". After the Reorganization, shareholders of the Merging Fund will hold Ultra Class Shares of the Surviving Fund ("Ultra Class Shares") with the same aggregate net asset value as the shares held in the Merging Fund prior to the Reorganization. The investment objective and policies of the Surviving Fund are similar to those of the Merging Fund.

    The investment adviser for the assets of both the Merging Fund and the Surviving Fund is J.P. Morgan Investment Management Inc. ("JPMIM").

    Please see the enclosed Combined Prospectus/Proxy Statement (and the Agreement and Plan of Reorganization (the "Reorganization Plan"), a form of which is attached thereto as Appendix A) for detailed information regarding the proposed Reorganization and a comparison of the Merging Fund and JPMST to the Surviving Fund and JPMIF. The administrative costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by JPMorgan Chase Bank or one of its affiliates and not by the Merging Fund, JPMST, the Surviving Fund, JPMIF or the Funds' shareholders.

    If approval of the Reorganization is obtained, you will automatically receive Ultra Class Shares of the Surviving Fund.

    The Reorganization Plan, a form of which is attached to the enclosed Combined Prospectus/Proxy Statement as Appendix A, and the transactions related thereto (the "Proposal") has been carefully reviewed by the Board of Trustees of JPMST, which has approved the Proposal.

    THE BOARD OF TRUSTEES OF JPMST UNANIMOUSLY RECOMMENDS THAT MERGING FUND SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

    Following this letter is a list of commonly asked questions. If you have any additional questions on voting of proxies and/or the meeting agenda, please call us at 1-800-348-4782. You may also call our proxy solicitor, D.F. King & Co., Inc., at 1 (888) 414-5566 if you have any questions about the enclosed proxy materials or need assistance in voting your shares.

    A proxy card is enclosed for your use in the Meeting. This card represents shares you held as of the record date, November 21, 2002. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED OR CALL THE NUMBER PROVIDED ON THE PROXY CARD AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Meeting to be held on February 13, 2003.
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    Please read the enclosed materials carefully. You may, of course, attend the
Meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting.

                                          Sincerely,

                                          /s/ Fergus Reid

                                          Fergus Reid, III
                                          Chairman

    SPECIAL NOTE: Certain shareholders may receive a telephone call from our proxy solicitor, D.F. King & Co., Inc., to provide them with an opportunity to ask any questions they may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided or call the number provided on the proxy card in order to vote.

                            JPMORGAN SMARTINDEX FUND

     While you should read the full text of the enclosed Combined
Prospectus/Proxy Statement, below are answers to some of the questions you may have regarding the Proposal you are being asked to approve.

WHY IS THE REORGANIZATION BEING PROPOSED?

    The Reorganization is being proposed because each Fund's Board of Trustees believes that it is in the best interests of its shareholders.

IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?

    In connection with the Reorganization, the Merging Fund will transfer all of its assets and liabilities to the Surviving Fund and will receive, in exchange, Ultra Class Shares of the Surviving Fund with an aggregate net asset value equal to that of the transferred assets and liabilities. The Merging Fund will then be liquidated, and the Ultra Class Shares of the Surviving Fund will be distributed pro rata to the Merging Fund's shareholders. After the Reorganization, you will own Ultra Class Shares of the Surviving Fund rather than shares of the Merging Fund.

IF THE REORGANIZATION IS NOT APPROVED, WHAT WILL HAPPEN?

    If the Reorganization is not approved at the Meeting, you will continue to be a shareholder of the Merging Fund and the Board of Trustees of JPMST will consider other possible courses of action.

WHAT WILL BE THE EFFECT ON THE INVESTMENT STRATEGIES ASSOCIATED WITH MY INVESTMENT IF THE REORGANIZATION IS APPROVED?

    The Surviving Fund has similar investment objectives and policies to those of the Merging Fund, therefore, the investment strategies associated with your investment are not expected to materially change as a result of the Reorganization.

HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?

    As a result of the Reorganization, the contractual (pre-waiver) and actual (post-waiver) total expense ratios for current shareholders of the Merging Fund are expected to decrease or stay the same following the Reorganization. This is because JPMIM has contractually agreed to lower the management fee it receives for managing the Surviving Fund's assets after the Reorganization to an annual rate of 0.25% of average daily net assets. In addition, JPMorgan Chase Bank, the Surviving Fund's administrator has agreed to waive certain fees and/or reimburse certain expenses to ensure that actual total operating expenses of the Ultra Class Shares do not exceed 0.35% of its average daily net assets through April 30, 2005.

WILL THERE BE ANY CHANGE IN WHO MANAGES MY INVESTMENT?

    No. The investment adviser for both the Merging Fund and the Surviving Fund is JPMIM. JPMIM will continue to manage the assets of the Surviving Fund after the Reorganization. The same portfolio management team that manages the Merging Fund manages and will continue to manage the Surviving Fund.

WHO WILL PAY FOR THE REORGANIZATION?

    The administrative costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by JPMorgan Chase Bank or one of its affiliates and not by the Merging Fund, JPMST, the Surviving Fund, JPMIF or shareholders of either Fund.

WHAT IF I DO NOT VOTE OR VOTE AGAINST THE REORGANIZATION, YET APPROVAL OF THE REORGANIZATION IS OBTAINED?

    You will automatically receive Ultra Class Shares of the Surviving Fund.

WILL THE REORGANIZATION BE TAX-FREE?

    The Reorganization will not result in the recognition of income, gain or loss for federal income tax purposes to the Merging Fund, the Surviving Fund or the shareholders of the Merging Fund.

AS A HOLDER OF SHARES OF THE MERGING FUND, WHAT DO I NEED TO DO?

    Please read the enclosed Combined Prospectus/Proxy Statement and vote. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement. If you have been provided with the opportunity on your proxy card to provide voting instructions via telephone or the Internet, you may take advantage of these voting options.

MAY I ATTEND THE MEETING IN PERSON?

    Yes, you may attend the Meeting in person. If you complete a proxy card and subsequently attend and vote at the Meeting, your proxy will be revoked. Therefore, to ensure that your vote is counted, we strongly urge you to mail us your signed, dated and completed proxy card(s) even if you plan to attend the Meeting.
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                            JPMORGAN SMARTINDEX FUND
                      A SERIES OF J.P. MORGAN SERIES TRUST
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-348-4782

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 13, 2003

To the shareholders of JPMorgan SmartIndex Fund:

    NOTICE IS HEREBY GIVEN THAT a special meeting (together with any adjournments thereof, the "Meeting") of the shareholders ("Shareholders") of JPMorgan SmartIndex Fund (the "Merging Fund"), a series of J.P. Morgan
Series Trust ("JPMST"), will be held at the offices of J.P. Morgan Chase & Co., 522 Fifth Avenue, 7th floor, New York, New York, on February 13, 2003 at
9:00 a.m. (Eastern time) for the following purposes:

 PROPOSAL 1.  To consider and act upon a proposal to approve an Agreement and
              Plan of Reorganization (the "Reorganization Plan") by and among JPMST, on behalf of the Merging Fund, J.P. Morgan Institutional Funds ("JPMIF"), on behalf of JPMorgan Disciplined Equity Fund (the "Surviving Fund") and JPMorgan Chase Bank, and the transactions contemplated thereby (together with the Reorganization Plan, the "Proposal"), including (a) the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for Ultra Class Shares of the Surviving Fund (the "Ultra Class Shares") equal in aggregate dollar value to the aggregate net asset value of the shares of the Merging Fund as determined at the valuation time specified in the Reorganization Plan, and (b) the distribution of such Ultra Class Shares to the Shareholders of the Merging Fund in connection with the liquidation of the Merging Fund.

 PROPOSAL 2.  To transact such other business as may properly come before the
              Meeting.

    YOUR FUND TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

    The Proposal is described in the accompanying Combined Prospectus/Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a form of the Reorganization Plan.

    Shareholders of record as of the close of business on November 21, 2002 are entitled to notice of, and to vote at, the Meeting.

   SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF JPMST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE MERGING FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                          /s/ Sharon Weinberg
                                          SHARON WEINBERG
                                          SECRETARY

    December   , 2002

                      COMBINED PROSPECTUS/PROXY STATEMENT
                            DATED DECEMBER   , 2002

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                            JPMORGAN SMARTINDEX FUND
                      A SERIES OF J.P. MORGAN SERIES TRUST
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-348-4782

                  BY AND IN EXCHANGE FOR ULTRA CLASS SHARES OF
                        JPMORGAN DISCIPLINED EQUITY FUND
                  A SERIES OF J.P. MORGAN INSTITUTIONAL FUNDS
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-348-4782

    This Combined Prospectus/Proxy Statement relates to the proposed reorganization of JPMorgan SmartIndex Fund (the "Merging Fund"), a series of J.P. Morgan Series Trust ("JPMST"), into JPMorgan Disciplined Equity Fund (the "Surviving Fund"), a series of J.P. Morgan Institutional Funds ("JPMIF"). The Surviving Fund and the Merging Fund are collectively referred to as "the Funds," and each is referred to individually as a "Fund." If approved by shareholders of the sole class of the Merging Fund (the "Merging Fund Shareholders"), the proposed reorganization will be effected by transferring all of the assets and liabilities of the Merging Fund to the Surviving Fund, which has similar investment objectives and policies to those of the Merging Fund, in exchange for shares of the Surviving Fund (the "Reorganization"). Therefore, as a result of the proposed Reorganization, current Merging Fund Shareholders will become shareholders of the Surviving Fund ("Surviving Fund Shareholders"). JPMST and JPMIF are both open-end management investment companies offering shares in several portfolios and, in most cases, multiple classes of shares in each such portfolio.

    Under the proposed Reorganization, each Merging Fund Shareholder would receive shares of the Surviving Fund ("Surviving Fund Shares") with a value equal to such Merging Fund Shareholder's holdings in the Merging Fund. Holders of the Merging Fund would receive Ultra Class Shares in the Surviving Fund (the "Ultra Class Shares").

    The terms and conditions of the Reorganization and related transactions (the "Proposal") are more fully described in this Combined Prospectus/Proxy Statement and in the Agreement and Plan of Reorganization (the "Reorganization Plan") dated October 25, 2002 among JPMST, on behalf of the Merging Fund, JPMIF, on behalf of the Surviving Fund, and JPMorgan Chase Bank ("JPMorgan Chase Bank"), a form of which attached to this Combined Prospectus/Proxy Statement as Appendix A.

    The Board of Trustees for JPMST is soliciting proxies in connection with a Special Meeting of Merging Fund Shareholders to be held on February 13, 2003 at 9:00 a.m. (Eastern time) at the offices of J.P. Morgan Chase & Co., 522 Fifth Avenue, 7th floor, New York, NY (together with any adjournments thereof, the "Meeting"), at which Meeting Merging Fund Shareholders will be asked to consider and approve the proposed Reorganization Plan and certain transactions contemplated by the Reorganization Plan. This Combined Prospectus/Proxy Statement constitutes the proxy statement of the Merging Fund for the Meeting and also constitutes JPMIF's prospectus for the Ultra Class Shares that have been registered with the Securities and Exchange Commission (the "Commission") and are to be issued in connection with the Reorganization.

    This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about JPMST and JPMIF that an investor should know before voting on the proposal. The current Prospectus, Statement of Additional Information, Annual Report and Semi-Annual Report for the Merging Fund, as well as the current Annual Report and Semi-Annual Report of the Surviving Fund, are incorporated herein by reference, and the current Annual Report and Semi-Annual Report for the Surviving Fund are enclosed with this Combined Prospectus/Proxy Statement. A Statement of Additional Information relating to this Combined Prospectus/Proxy Statement,
dated December           , 2002, containing additional information about JPMST
and JPMIF has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. A copy of the Statement of

Additional Information relating to this Combined Prospectus/Proxy Statement, as well as the most current Prospectus, Statement of Additional Information, Annual Report and Semi-Annual Report of the Merging Fund may be obtained without charge by writing to JPMST at its address noted above or by calling 1-800-348-4782. A copy of the Prospectus and Statement of Additional Information of the Surviving Fund may be obtained without charge by writing to JPMIF at its address noted above or by calling 1-800-348-4782. In addition, a preliminary Prospectus and Statement of Additional Information relating to the Ultra Class Shares, has been filed with the Commission, but is not yet effective.

    This Combined Prospectus/Proxy Statement is expected to first be sent to Merging Fund Shareholders on or about January 6, 2003.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY JPMST OR JPMIF.

    INVESTMENTS IN THE SURVIVING FUND ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. NO SHARES IN THE SURVIVING FUND ARE BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                                    Page
                                                    -----
INTRODUCTION......................................     1
SUMMARY...........................................     1
RISK FACTORS......................................     3
COMPARATIVE FEE AND EXPENSE TABLES................     4
THE SURVIVING FUND'S PAST PERFORMANCE.............     6
INFORMATION RELATING TO THE PROPOSED
 REORGANIZATION...................................     7
INVESTMENT POLICIES...............................    10
PURCHASES, REDEMPTIONS AND EXCHANGES..............    12
DISTRIBUTIONS AND TAXES...........................    14
COMPARISON OF THE MERGING FUND'S AND THE SURVIVING
 FUND'S RESPECTIVE ORGANIZATIONAL STRUCTURES......    14
INFORMATION RELATING TO THE ADVISORY CONTRACTS AND
 OTHER SERVICES...................................    16
INFORMATION RELATING TO VOTING MATTERS............    19
ADDITIONAL INFORMATION ABOUT JPMST................    20
ADDITIONAL INFORMATION ABOUT JPMIF................    20
FINANCIAL STATEMENTS AND EXPERTS..................    21
OTHER BUSINESS....................................    21
LITIGATION........................................    21
MERGING FUND SHAREHOLDER INQUIRIES................    21
APPENDIX A--FORM OF AGREEMENT AND PLAN OF
 REORGANIZATION...................................   A-1

                                  INTRODUCTION

    This Combined Prospectus/Proxy Statement is being furnished to the shareholders of the Merging Fund, an open-end management investment company in connection with the solicitation by the Board of Trustees of JPMST of proxies to be used at a Special Meeting of Merging Fund Shareholders to be held on February 13, 2002 at 9:00 a.m. (Eastern time), at the offices of J.P. Morgan Chase & Co., 522 Fifth Avenue, 7th floor, New York, NY (together with any adjournments thereof, the "Meeting"). It is expected that the mailing of this Combined Prospectus/Proxy Statement will be made on or about January 6, 2003.

    At the Meeting, Merging Fund Shareholders will consider and vote upon the Reorganization Plan and certain transactions contemplated thereby pursuant to which all of the assets and liabilities of the Merging Fund will be transferred to the Surviving Fund in exchange for Ultra Class Shares. As a result of the Reorganization, Merging Fund Shareholders will become Surviving Fund Shareholders and will receive Ultra Class Shares equal in value to their holdings in the Merging Fund on the date of the Reorganization. Holders of the Merging Fund's sole class of shares, Institutional Class Shares, would receive Ultra Class Shares in the exchange. The Ultra Class (the "Ultra Class") is a newly created class of shares of the Surviving Fund. The Merging Fund will be terminated after consummation of the Reorganization. Further information relating to the Surviving Fund is set forth herein, and the Surviving Fund's current Annual Report and Semi-Annual Report are enclosed with this Combined Prospectus/Proxy Statement.

    THE JPMST BOARD UNANIMOUSLY RECOMMENDS THAT MERGING FUND SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

VOTE REQUIRED

    Approval of the Reorganization Plan by the Merging Fund Shareholders requires the affirmative vote of the lesser of (i) 67% or more of the voting shares of the Merging Fund present at the Meeting if the holders of more than 50% of the outstanding voting shares of the Merging Fund are present or represented by proxy or (ii) more than 50% of all outstanding voting shares of the Merging Fund. If the Reorganization Plan is not approved by the Merging Fund Shareholders, the JPMST Board will consider other appropriate courses of action.

                                    SUMMARY

    The following is a summary of certain information relating to the proposed Reorganization Plan, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement and in the most current Prospectus, Statement of Additional Information, Annual Report and Semi-Annual Report of the Merging Fund, and the most current Prospectus, Statement of Additional Information, Annual Report and Semi-Annual Report of the Surviving Fund and the Form of Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A.

PROPOSED REORGANIZATION

    Pursuant to the proposed Reorganization Plan, the Merging Fund, an existing series of JPMST, will transfer all of its assets and liabilities to the Surviving Fund in exchange for Ultra Class Shares.

    Under the proposed Reorganization, each Merging Fund Shareholder will receive the number of Ultra Class Shares with an aggregate net asset value ("NAV") equal on the date of the exchange to the aggregate NAV of such shareholder's shares in the Merging Fund (the "Merging Fund Shares") on such date. Therefore, following the proposed Reorganization, Merging Fund Shareholders will become Surviving Fund Shareholders. The Surviving Fund expects to commence offering of Ultra Class Shares upon consummation of the Reorganization.

    Based upon their evaluation of the relevant information presented to them, including: an analysis of the operation of the Surviving Fund, both before and after the Reorganization; the terms of the Reorganization Plan; the opportunity to combine two funds with similar investment objectives and policies; the expense ratios of the two Funds both before and after the Reorganization; the fact that the portfolio management team of the Merging Fund would remain unchanged as a result of the Reorganization; the opportunity to realize operational and administrative efficiencies in a larger combined Fund; the additional share class to be offered by the Surviving Fund which should have a positive effect on asset growth, which in turn over time could result in a lower total expense ratio as economies of scale are realized; JPMorgan Chase Bank's contractual undertaking through April 30, 2005 to waive fees or reimburse the Surviving Fund's expenses such that the total expense ratio of Ultra Class does not exceed 0.35% of the Ultra Class Shares' average daily net assets following the Reorganization; the fact that all administrative costs and expenses of the Reorganization would be borne by JPMorgan Chase Bank or one of its affiliates; the significance of any capital loss carryforwards that may be forfeited by the Merging Fund; and the fact that the Reorganization will be tax-free, and in light of their fiduciary duties under federal and state law, the JPMST Board of Trustees and the JPMIF Board of Trustees, including a majority of each Board's members who are not "interested persons" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), have each determined that the proposed Reorganization is in the best interests of its respective Fund and such Fund's shareholders and that the interests of such shareholders will not be diluted as a result of such Reorganization.

REASONS FOR THE REORGANIZATION

    The Reorganization is being proposed because each Fund's Board of Trustees believes that it is in the best interests of its shareholders, for the reasons listed above and in "Information Relating to the Proposed Reorganization--Board Considerations".

FEDERAL INCOME TAX CONSIDERATIONS

    For federal income tax purposes, the exchange of shares in the Reorganization will not result in recognition of gain or loss by the Merging Fund or its Shareholders. For a more detailed discussion of federal income tax considerations, see "Information Relating to the Proposed
Reorganization--Federal Income Tax Considerations."

INVESTMENT ADVISER

    The investment adviser for both the Merging Fund and the Surviving Fund is J.P. Morgan Investment Management Inc. ("JPMIM"). Following the Reorganization, JPMIM will continue to serve as the Surviving Fund's investment adviser. JPMIM is a wholly-owned subsidiary of J.P. Morgan Chase & Co. The same portfolio management team that manages the Merging Fund manages, and will continue to manage, the Surviving Fund.

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of the Surviving Fund is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index ("S&P 500"). THE INVESTMENT OBJECTIVE OF THE MERGING FUND IS TO PROVIDE A CONSISTENTLY HIGH TOTAL RETURN FROM A BROADLY DIVERSIFIED PORTFOLIO OF APPROXIMATELY 325 EQUITY SECURITIES WHILE MAINTAINING RISK CHARACTERISTICS SIMILAR TO THE S&P 500. See "Risk Factors." Both Funds have similar investment policies, and the Surviving Fund's investment policies will not change as a result of the Reorganization.

    Under normal market conditions, the Surviving Fund invests at least 80% of its net assets, including the amount of borrowings for investment purposes, in equity investments. The Surviving Fund invests primarily in large- and medium-capitalization U.S. companies. The Surviving Fund does not look to overweight or underweight sectors relative to the S&P 500. THE MERGING FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF LARGE AND MEDIUM CAPITALIZATION U.S. AND FOREIGN COMPANIES INCLUDED IN THE S&P 500. WHILE THE MERGING FUND SEEKS TO INVEST IN A PORTFOLIO OF EQUITY SECURITIES WITH RISK CHARACTERISTICS SIMILAR TO THE S&P 500, THE FUND MAY INVEST A PORTION OF ITS ASSETS IN EQUITY SECURITIES WHICH ARE NOT PART OF THE INDEX. THE MERGING FUND'S SECTOR WEIGHTINGS ARE EXPECTED TO BE SIMILAR TO THOSE OF THE S&P 500. Within each sector, the Surviving Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. THE MERGING FUND MAY MODERATELY OVERWEIGHT EQUITY SECURITIES THAT APPEAR UNDERVALUED OR FAIRLY VALUED AND UNDERWEIGHT OR NOT HOLD EQUITY SECURITIES THAT APPEAR OVERVALUED. THE MERGING FUND GENERALLY CONSIDERS SELLING SECURITIES THAT APPEAR SIGNIFICANTLY OVERVALUED.

PRINCIPAL RISKS OF INVESTING IN THE SURVIVING FUND

    The principal risk factors associated with an investment in the Surviving Fund are those typically associated with investing in a managed portfolio of equity securities. In particular, the value of Surviving Fund Shares will be influenced by the performance of the securities selected for its portfolio. The value of the Surviving Fund Shares will fluctuate in response to movements in the stock market, especially movements of those stocks included in the S&P 500. See "Risk Factors."

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

ADVISORY SERVICES

    As indicated above, the investment adviser for the Surviving Fund's and the Merging Fund's assets is JPMIM, which oversees the asset management of both funds. As compensation for its services, JPMIM currently receives a management fee from the Surviving Fund at an annual rate of 0.35% of average daily net assets. JPMIM CURRENTLY RECEIVES A MANAGEMENT FEE FROM THE MERGING FUND AT AN ANNUAL RATE OF 0.25% OF AVERAGE DAILY NET ASSETS. Following the Reorganization, JPMIM's management fee from the Surviving Fund will be lowered pursuant to an advisory contract amendment to an annual rate of 0.25% of average daily net assets.

OTHER SERVICES

    J.P. Morgan Fund Distributors, Inc. (the "Distributor"), a wholly-owned, indirect subsidiary of BISYS Fund Services, Inc. ("BISYS"), is the distributor for the Surviving Fund. JPMorgan Chase Bank serves as administrator, shareholder servicing agent, fund accountant and custodian for the Surviving Fund. BISYS serves as sub-administrator. DST Systems, Inc. ("DST") serves as transfer agent and dividend disbursing agent for the Surviving Fund. PricewaterhouseCoopers LLP serves as the Surviving Fund's independent accountants.

DISTRIBUTIONS

    Both the Merging Fund and the Surviving Fund generally distribute any net investment income at least quarterly and any net capital gains annually.

ORGANIZATION

    Each of JPMST and JPMIF is organized as a Massachusetts business trust. The Merging Fund is organized as a series of JPMST, and the Surviving Fund is organized as a series of JPMIF.

PURCHASES, REDEMPTIONS AND EXCHANGES

    After the Reorganization, the procedures for making purchases, redemptions and exchanges of Ultra Class Shares of the Surviving Fund will be substantially similar to those with respect to Institutional Shares of the Merging Fund, as described in this Combined Prospectus/Proxy Statement.

                                  RISK FACTORS

    The following discussion highlights the principal risk factors associated with an investment in the Surviving Fund. The Surviving Fund has investment policies and investment restrictions, and therefore risks, similar to those of the Merging Fund.

    All mutual funds carry a certain amount of risk. You may, therefore, lose money on your investment in the Surviving Fund. The Surviving Fund may not achieve its objective if JPMIM's expectations regarding particular securities or markets are not met. The Surviving Fund could underperform its benchmark due to JPMIM's securities and asset allocation choices and the effectiveness of its research.

    In general, the value of an investment in the Surviving Fund will fluctuate in response to movements in the stock market. Adverse market conditions may from time to time cause the Surviving Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Surviving Fund from achieving its investment objective.

    The Surviving Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may also have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

    The Surviving Fund may invest in derivatives such as futures, options, swaps and forward foreign currency contracts that are used for hedging the portfolio or specific securities. These derivatives may not fully offset the underlying positions. This could result in losses to the Surviving Fund that would not have otherwise occurred. Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities. The Surviving Fund may use derivatives for non-hedging purposes. If derivatives are used for non-hedging purposes, they could cause losses that exceed the Surviving Fund's original investments. The counterparty to a derivatives contract could default. Certain types of derivatives involve costs to the Surviving Fund that can reduce returns. Derivatives that involve leverage could magnify losses. Derivatives may, for tax purposes, affect the character of the gain or loss realized by the Surviving Fund, accelerate recognition of income by the Surviving Fund, affect the holding period of the Surviving Fund's assets, and defer recognition of certain of the Surviving Fund's losses.

    An investment in the Surviving Fund is also subject to the following additional risk factors:

    The Surviving Fund currently makes foreign investments but anticipates that its total foreign investments at the time of purchase will not exceed 20% of its total assets. Foreign investments may cause the Surviving Fund to be subject to risks in addition to those associated with U.S. securities. For example, international currency exchange rate movements could reduce gains or create losses. Additionally, the Surviving Fund could lose money because of foreign government actions, political instability or lack of adequate and/or accurate information. These risks tend to be higher in emerging markets.

    The Surviving Fund may buy when-issued and delayed delivery securities. When the Surviving Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate liquid assets.

    The Surviving Fund may lend some of its portfolio securities in order to earn income. When the Surviving Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral the Surviving Fund receives from the borrower will be subject to the risks typically associated with the type of assets comprising such collateral.

    The Surviving Fund may invest in illiquid securities. The Surviving Fund could have difficulty valuing these holdings precisely. The Surviving Fund also could be unable to sell these securities at the time or price desired.

    The Surviving Fund may use short-term trading to take advantage of what it believes to be attractive or unexpected opportunities or to meet demands generated by Surviving Fund Shareholder activity. Increased trading would raise the Surviving Fund's transaction costs. Increased short-term capital gains distributions would increase Surviving Fund Shareholders' income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by any gains from short-term trading, would reduce the Surviving Fund's returns.

    An investment in the Surviving Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the Surviving Fund's share price is lower than when you invested.

                       COMPARATIVE FEE AND EXPENSE TABLES

    The tables below show (i) information regarding the fees and expenses paid by the Merging Fund for the most recent fiscal year that reflects current expense arrangements; and (ii) estimated fees and expenses of the Surviving Fund on a pro forma basis after giving effect to the proposed Reorganization. Since the Ultra Class is a newly created class of shares of the Surviving Fund, no current fees or expenses for the Ultra Class Shares are provided below. In conjunction with the proposed Reorganization, the Surviving Fund will commence offering Ultra Class Shares, and Merging Fund Shareholders will receive Ultra Class Shares in the Surviving Fund. Please note that the Surviving Fund currently offers four classes of shares (Class A, Class B, Select Class and Institutional Class) which will not be distributed to Merging Fund Shareholders as a result of the Reorganization, and therefore no information on these classes is shown in the table below.

    The tables indicate that contractual (pre-waiver) and actual (post-waiver) total expense ratios for current shareholders of the Merging Fund are expected to decrease or stay the same following the Reorganization. This is because
JPMIM has contractually agreed to lower the management fee it receives for managing the Surviving Fund's assets upon consummation of the Reorganization. In addition, the Ultra Class Shares will pay a reduced shareholder servicing fee at the annual rate of 0.05% of average daily net assets. JPMorgan Chase Bank, the Surviving Fund's administrator, has contractually agreed to waive certain fees and/or reimburse certain expenses to ensure that actual total operating expenses do not increase through April 30, 2005. In addition, the Surviving Fund's other service providers may voluntarily waive or reimburse certain of their fees as they may determine from time to time.

                                                    THE MERGING FUND
                                                    ----------------
                                                         SHARES
                                                    ----------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) when you buy shares,
shown as % of the offering price                             None
Maximum Deferred Sales Charge (Load) shown as
lower of original purchase price or
  redemption proceeds                                        None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                              0.25%
Distribution (12b-1) Fees                                    None
Shareholder Servicing Fees                                   0.10%
Other Expenses(1)                                            0.21%
                                                       ----------
Total Annual Fund Operating Expenses                         0.56%
                                                       ==========
Fee Waiver and Expense Reimbursement(2)                     (0.21)%
                                                       ----------
Net Expenses(2)                                              0.35%
                                                       ==========

---------------------

(1)  "Other Expenses" are restated from the most recent fiscal year ended
     December 31, 2001 to reflect current expense arrangements.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Merging Fund to the extent total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.35% of its average daily net assets until April 30, 2005. In addition, the Merging Fund's other service providers may voluntarily waive or reimburse certain of their fees as they may determine from time to time.

                                                    PRO FORMA--THE SURVIVING FUND
                                                    -----------------------------
                                                         ULTRA CLASS SHARES
                                                    -----------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) when your buy shares,
shown as % of the
  offering price                                              None
Maximum Deferred Sales Charge (Load) shown as
lower of original purchase
  price or redemption proceeds                                None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees(1)                                                    0.25%
Distribution (12b-1) Fees                                     None
Shareholder Servicing Fees                                            0.05%
Other Expenses(2)                                                     0.20%
                                                          ----------------
Total Annual Fund Operating Expenses                                  0.50%
                                                          ================
Fee Waiver and Expense Reimbursement(3)                              (0.15)%
                                                          ----------------
Net Expenses(3)                                                       0.35%
                                                          ================

---------------------

(1) JPMIM has agreed to contractually lower the management fee it receives for managing the Surviving Fund's assets to 0.25% effective the date of the Reorganization.
(2)  "Other Expenses" are based on estimated amounts.
(3) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Ultra Class Shares to the extent its total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.35% of its average daily net assets with respect to Ultra Class Shares following consummation of the Reorganization until April 30, 2005. In addition, the Surviving Fund's other service providers may voluntarily waive or reimburse certain of their fees as they may determine from time to time.

    The tables above do not reflect charges or credits that investors might incur if they invest through a financial institution.

   EXAMPLE: This example helps investors compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

    - you invest $10,000 in the Funds for the periods indicated;

    - you redeem all of your shares at the end of each period;

    - your investment has a 5% return each year; and

    - you pay net expenses through April 30, 2005 and total operating expenses thereafter.

    Although actual costs may be higher or lower, based upon these assumptions your costs would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
MERGING FUND*                    $36     $126     $260      $651
PRO FORMA SURVIVING FUND ULTRA
  CLASS SHARES**                 $36     $128     $248      $597

    * AS OF DECEMBER 1, 2002.

    ** ASSUMING THE REORGANIZATION HAD OCCURRED ON MARCH 31, 2003.

                     THE SURVIVING FUND'S PAST PERFORMANCE

    Since Ultra Class Shares have not commenced offering as of the date of this Combined Prospectus/ Proxy Statement, this section shows the Surviving Fund's performance record with respect to the Surviving Fund's Institutional
Class shares. Ultra Class Shares would have had substantially similar annual returns as those shown for Institutional Class shares because such shares would have been invested in the same portfolio of securities as the Ultra
Class Shares. The annual returns of the Ultra Class Shares would differ from those of the Institutional Class Shares only to the extent that Ultra
Class Shares are subject to lower fees. If these fees were reflected, returns of the Ultra Class Shares would be higher than those shown.

    The bar chart shows how the performance of the Surviving Fund's Institutional Class Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Surviving Fund. The table shows the average annual total returns for the past one year, and the life of the Surviving Fund. It also compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Average, both of which are widely recognized market benchmarks.

    Past performance (before and after taxes) is not necessarily an indication of how any class of the Surviving Fund will perform in the future.

    The calculations assume that all dividends and distributions are reinvested in the Surviving Fund. Some of the companies that provide services to the Surviving Fund have in the past agreed to waive some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SURVIVING FUND
YEAR-BY-YEAR RETURNS(1),(2)

YEAR  INSTITUTIONAL CLASS
1998               32.35%
1999               18.32%
2000              -10.87%
2001              -11.71%

Year to 9/30/02 -30.38% Best Quarter 22.85% (4th quarter, 1998) Worst Quarter -17.74% (3rd quarter, 2002)
---------------------

(1) Prior to a merger effective 9/7/01, the Surviving Fund operated in a master-feeder structure. The Surviving Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional
     Class Shares) from 1/3/97 (commencement of operations) to 9/10/01.
(2)  The Surviving Fund's fiscal year end is 12/31.

                             SURVIVING FUND
-------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS (%)
 SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1),(2)
-------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                   PAST 1 YEAR    LIFE OF FUND
--------------------------                 ---------------  -------------
INSTITUTIONAL CLASS SHARES--Return before
  taxes                                            -11.71         10.25
INSTITUTIONAL CLASS SHARES--Return after
  taxes on distributions                           -11.96          9.19
INSTITUTIONAL CLASS SHARES--Return after
  taxes on distributions and sale of fund
  shares                                            -7.13          8.04
S&P 500 INDEX (Reflects no deduction for
  fees, expenses or taxes)                         -11.88          9.53
LIPPER LARGE-CAP CORE FUNDS INDEX
  (Reflects no deduction for taxes)                -12.83          8.58

---------------------

(1) Prior to a merger effective 9/7/01, the Surviving Fund operated in a master-feeder structure. The Surviving Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional
     Class Shares) from 1/3/97 (commencement of operations) to 9/10/01.
(2)  Performance for the benchmarks as of 1/31/97.

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

    The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a form of which is attached as Appendix A to this Combined Prospectus/Proxy Statement.

DESCRIPTION OF THE REORGANIZATION PLAN

    The Reorganization Plan provides that, assuming satisfaction of the conditions in the Reorganization Plan, the "Effective Time of the Reorganization" will be on or about March 31, 2003 or such other date as is agreed to by the parties. The Reorganization Plan provides that at the Effective Time of the Reorganization, the assets and liabilities of the Merging Fund will be transferred to and assumed by the Surviving Fund. In exchange for the transfer of the assets and the assumption of the liabilities of the Merging Fund, JPMIF will issue at the Effective Time of the Reorganization full and fractional Ultra Class Shares of the Surviving Fund equal in aggregate dollar value to the aggregate NAV of full and fractional outstanding Merging Fund Shares as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that the Merging Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to Merging Fund Shareholders all undistributed net investment income earned and net capital gain realized up to and including the Effective Time of the Reorganization.

    Following the transfer of assets to, and the assumption of the liabilities of the Merging Fund by, the Surviving Fund, the Merging Fund will distribute Ultra Class Shares received by it to the Merging Fund Shareholders in liquidation of the Merging Fund. Each Merging Fund Shareholder at the Effective Time of the Reorganization will receive an amount of Ultra Class Shares with a total NAV equal to the NAV of their Merging Fund Shares plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the Merging Fund Shares. The Surviving Fund will not issue certificates representing the Ultra Class Shares in connection with the Reorganization. The Surviving Fund expects to commence offering of the Ultra Class Shares upon consummation of the Reorganization.

    The Surviving Fund expects to maintain a substantial portion of the portfolio investments of the Merging Fund in light of the similar investment policies of the Merging Fund and the Surviving Fund.

    After the Reorganization, all of the issued and outstanding shares of the Merging Fund shall be canceled on the books of the Merging Fund, and the stock transfer books of the Merging Fund will be permanently closed.

    The Reorganization is subject to a number of conditions, including, without limitation: approval by the Merging Fund Shareholders of the Reorganization Plan and the transactions contemplated thereby, which are described in this Combined Prospectus/Proxy Statement; the receipt of a legal opinion from Sullivan & Cromwell with respect to certain tax issues, as more fully described in "--Federal Income Tax Considerations" below; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Reorganization will be consummated at the Effective Time of the Reorganization.

    The administrative expenses of the Funds in connection with the Reorganization will be borne by JPMorgan Chase Bank or one of its affiliates.

    The Reorganization Plan and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by either party if a material condition to the performance of such party under the Reorganization Plan or a material covenant of the other party is not fulfilled by the date specified in the Reorganization Plan or if there is a material default or material breach of the Reorganization Plan by the other party. In addition, either party may terminate the Reorganization Plan if its Board of Trustees determines that proceeding with the Reorganization Plan is not in the best interests of their Fund's shareholders.

BOARD CONSIDERATIONS

    In considering the proposed Reorganization at meetings held on October 23, 2002, the JPMST Board and the JPMIF Board considered and discussed the advantages and disadvantages of the proposed Reorganization.

    The Board of each trust has determined that it is in the best interests of its Fund's shareholders to combine the Merging Fund with the Surviving Fund. In reaching this conclusion, each Board considered and gave appropriate weight to all pertinent factors, including, among others: the terms of the Reorganization Plan; the opportunity to combine two funds with similar investment objectives and policies; a comparison of each Fund's historical and projected expense ratios; the comparative investment performance of the Merging Fund and the Surviving Fund; the anticipated positive effect of such Reorganization on the relevant Fund and its shareholders; the management and other fees payable by the Surviving Fund; the similarities and differences in the investment objectives and policies of the Merging Fund and the Surviving Fund; the opportunity to realize operational and administrative efficiencies in a larger combined Fund; the fact that the portfolio management team of the Merging Fund would remain unchanged as a result of the Reorganization; the additional share class to be offered by the Surviving Fund which should have a positive effect on asset growth, which in turn over time could result in a lower total expense ratio as economies of scale are realized; JPMorgan Chase Bank's contractual undertaking through April 30, 2005 to waive fees or reimburse the Surviving Fund's expenses such that the total expense ratio of Ultra Class does not exceed that of the Merging Fund following the Reorganization; the fact that all administrative costs and expenses of the Reorganization would be borne by JPMorgan Chase Bank or one of its affiliates; the significance of any capital loss carryforwards that may be forfeited by the Merging Fund; and the fact that the Reorganization would constitute a tax-free reorganization.

    In addition, the JPMST Board took into account that, after the Effective Time of the Reorganization, JPMIM will receive a management fee from the Surviving Fund equal to the management fee currently received from the Merging Fund, and that JPMorgan Chase Bank has agreed to cap the total expenses as set forth in the expense table above. The Board also noted that Ultra Class Shares will pay a reduced shareholder servicing fee of 0.05% of its average daily net assets.

    Based upon its evaluation of the relevant information requested by and provided to it, and in light of its fiduciary duties under federal and state law, each of the JPMST Board, on behalf of the Merging Fund, and the JPMIF Board, on behalf of the Surviving Fund, including a majority of the Trustees of each such Board who are not interested persons of the Funds or JPMorgan Chase Bank as defined in the 1940 Act, has determined that the proposed Reorganization is in the best interests of the Merging Fund and Surviving Fund, as applicable, and that the interests of their respective shareholders would not be diluted as a result of the Reorganization.

    THE JPMST BOARD UNANIMOUSLY RECOMMENDS THAT MERGING FUND SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

    The JPMST Board has not determined what action the Merging Fund will take in the event that the Merging Fund Shareholders do not approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Board will consider other appropriate courses of action.

FEDERAL INCOME TAX CONSIDERATIONS

    Consummation of the Reorganization is subject to the condition that JPMST and JPMIF receive an opinion from Sullivan & Cromwell, counsel to JPMST and JPMIF, (based upon certain facts, qualifications, representations and assumptions) that if the Reorganization is consummated as contemplated by the Reorganization Plan, for federal income tax purposes: (i) the Reorganization will qualify as a tax-free reorganization and the Merging Fund and the Surviving Fund will each be a "party to a reorganization" within the meaning of the Internal Revenue Code of 1986, as amended; and (ii) no gain or loss will be recognized by Merging Fund Shareholders on the conversion of Merging Fund Shares into Ultra Class Shares.

    JPMST has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed above. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisors concerning the potential tax consequences to them, including state, local and foreign income taxes.

    Immediately prior to the Reorganization, the Merging Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders the Merging Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforwards). Such dividends may be included in the taxable income of the Merging Fund Shareholders.

CAPITALIZATION

    Because the Merging Fund will be combined with the Surviving Fund in the Reorganization, the total capitalization of the Surviving Fund after the Reorganization is expected to be greater than the current capitalization of the Merging Fund. The following table sets forth as of June 30, 2002: (i) the capitalization of the Merging Fund and the Surviving Fund and (ii) the pro forma capitalization of the Surviving Fund as adjusted to give effect to the Reorganization. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalizations of the Surviving Fund and the Merging Fund are likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities of each Fund and daily share purchase and redemption activity in each Fund. The Surviving Fund currently offers four classes of shares: Class A Shares, Class B Shares, Select Class Shares and Institutional Class Shares. In connection with the Reorganization, the Ultra Class will be introduced.

                                 CAPITALIZATION
                 PRO FORMA TO GIVE EFFECT TO THE REORGANIZATION
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             PRO FORMA
                                                             SURVIVING
                                                                FUND
                                     MERGING   SURVIVING       AFTER
                                       FUND       FUND     REORGANIZATION
                                     --------  ----------  --------------
TOTAL NET ASSETS
  Class A Shares                         N/A   $   2,304     $    2,304
  Class B Shares                         N/A   $     382     $      382
  Select Class Shares                    N/A   $  83,074     $   83,074
  Institutional Class Shares         $362,167(1) $ 939,747   $  939,747
  Ultra Class Shares                     N/A         N/A     $  362,167(1)
    Total                            $362,167  $1,025,507    $1,387,674
SHARES OUTSTANDING
  Class A Shares                         N/A         193            193
  Class B Shares                         N/A          32             32
  Select Class Shares                    N/A       6,946          6,946
  Institutional Class Shares          31,208(1)    78,604        78,604
  Ultra Class Shares                     N/A         N/A         31,208(1)
    Total                             31,208      85,775        116,983
NET ASSET VALUE PER SHARE
  Class A Shares                         N/A   $   11.94     $    11.94
  Class B Shares                         N/A   $   11.93     $    11.93
  Select Class Shares                    N/A   $   11.96     $    11.96
  Institutional Class Shares         $ 11.60(1) $   11.96    $    11.96
  Ultra Class Shares                     N/A         N/A     $    11.60(1)

---------------------

(1)  As a result of the proposed Reorganization, the assets of the Institutional
     Class Shares of the Merging Fund will be transferred to the Ultra
     Class Shares of the Surviving Fund.

                              INVESTMENT POLICIES

    The following discussion summarizes some of the investment policies of the Surviving Fund. Except as noted below, the Merging Fund has similar investment policies to those of the Surviving Fund.

OBJECTIVE

    The investment objectives of the Surviving Fund and the Merging Fund are similar. The investment objective of the Surviving Fund is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500. THE INVESTMENT OBJECTIVE OF THE MERGING FUND IS TO PROVIDE A CONSISTENTLY HIGH TOTAL RETURN FROM A BROADLY DIVERSIFIED PORTFOLIO OF APPROXIMATELY 325 EQUITY SECURITIES WHILE MAINTAINING RISK CHARACTERISTICS SIMILAR TO THE S&P 500. Both Funds may change their objective without shareholder approval.

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MAIN INVESTMENT STRATEGIES

    Under normal market conditions, the Surviving Fund invests at least 80% of its net assets, including the amount of borrowings for investment purposes, in equity investments. THE MERGING FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF U.S. AND FOREIGN COMPANIES INCLUDED IN THE S&P 500. The Surviving Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Surviving Fund's weightings are similar to the S&P 500. The Surviving Fund does not look to overweight or underweight sectors relative to the S&P 500. WHILE THE MERGING FUND SEEKS TO INVEST IN A PORTFOLIO OF EQUITY SECURITIES WITH RISK CHARACTERISTICS SIMILAR TO THE S&P 500, THE FUND MAY INVEST A PORTION OF ITS ASSETS IN EQUITY SECURITIES WHICH ARE NOT PART OF THE INDEX. THE MERGING FUND'S SECTOR WEIGHTINGS ARE EXPECTED TO BE SIMILAR TO THOSE OF THE S&P 500.

    Within each sector, the Surviving Fund modestly overweights securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that it considers overvalued. THE MERGING FUND GENERALLY CONSIDERS SELLING EQUITY SECURITIES THAT APPEAR SIGNIFICANTLY OVERVALUED.

    By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Surviving Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility. THE MERGING FUND, BY CONTROLLING THE SECTOR WEIGHTINGS OF THE FUND SO THEY CAN DIFFER ONLY MODERATELY FROM THE SECTOR WEIGHTINGS OF THE S&P 500, SEEKS TO LIMIT ITS VOLATILITY TO THAT OF THE OVERALL MARKET, AS REPRESENTED BY THIS INDEX.

    Equity securities in which the Surviving Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

    The Surviving Fund may invest any portion of its assets that is not in equity securities or fixed-income securities in high quality money market instruments and repurchase agreements.

    The Surviving Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Surviving Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Surviving Fund can invest.

    Adverse market conditions may from time to time cause the Surviving Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective.

    The Surviving Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity. Increased trading would raise the Surviving Fund's transaction costs. Increased short-term capital gains distributions would increase shareholders' income tax liability.

    Both Funds may change any of their investment policies (including their investment objectives) without shareholder approval.

    The Merging Fund and the Surviving Fund are each diversified as defined in the 1940 Act.

INVESTMENT PROCESS

    In managing the Surviving Fund, JPMIM employs a three-step process that combines research, valuation and stock selection. JPMIM takes what it believes to be an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is intended to provide insight into a company's real growth potential. The research findings allow JPMIM to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

    On behalf of the Surviving Fund, JPMIM buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, JPMIM buys equity securities that it identifies as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, JPMIM often considers a number of other factors such as:

    - catalysts that could trigger a rise in a stock's price;

    - high perceived potential reward compared to perceived potential risk; and

    - possible temporary mispricings caused by apparent market overreactions.

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                      PURCHASES, REDEMPTIONS AND EXCHANGES

    Following the Reorganization, the procedures for purchases, redemptions and exchanges of Ultra Class Shares of the Surviving Fund will be substantially similar to those of the Merging Fund. The Surviving Fund currently offers four classes of shares, including the Ultra Class Shares. In connection with the Reorganization, the Surviving Fund will commence offering Ultra Class Shares. The following discussion reflects the structure of this new class of the Surviving Fund.

BUYING ULTRA CLASS SHARES

    THE FOLLOWING DISCUSSION APPLIES TO ADDITIONAL PURCHASES OF THE ULTRA CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION AND REFLECTS THE NEW CLASS STRUCTURE.

    The price shareholders pay for their shares is the NAV per share. NAV is the value of everything the Ultra Class of the Surviving Fund owns, minus everything it owes, divided by the number of shares held by investors. The Surviving Fund generally values its assets at their market prices but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Surviving Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees. When fair value is used, the prices of securities used by the Surviving Fund to calculate the shares' NAV may differ from quoted or published prices for the same securities.

    The NAV of Ultra Class Shares will generally be calculated once each day as of the close of regular trading on the New York Stock Exchange. The NAV is not computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Surviving Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees. A shareholder will pay the next NAV calculated after the JPMorgan Institutional Funds Service Center (the "Center") receives that shareholder's order in proper form. An order is in proper form only after payment is converted into federal funds.

    The Center accepts purchase orders on any business day that the New York Stock Exchange is open. If an order is received in proper form by the close of regular trading on the New York Stock Exchange, it will be processed at that day's price. If an order is received after that time it will generally be processed at the next day's price. All purchases of Ultra Class Shares must be paid for by 4:00 p.m. (Eastern time) on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

    If a shareholder buys through an agent and not directly from the Center, the agent could set earlier cut-off times. Each shareholder must provide a Taxpayer Identification Number when opening an account.

    The Surviving Fund has the right to reject any purchase order or to cease offering shares at any time.

    The investment minimum for Ultra Class Shares is $20,000,000. However, shareholders who receive Ultra Class Shares as a result of the Reorganization may purchase new Ultra Class Shares regardless of any investment minimum and may purchase ultra class shares and institutional class shares in other JPMorgan Funds with an investment minimum of $3,000,000. Shares bought by check may not be sold until 15 calendar days after such purchase check was received by the Center. Purchase orders will be canceled if a check does not clear and the investor will be responsible for any expenses and losses to the Fund.

    Shareholders seeking to buy Ultra Class Shares through an investment representative should instruct their representative to contact the Surviving Fund. Such representative may charge investors a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Such representative may set different minimum investments and earlier cut-off times.

SELLING ULTRA CLASS SHARES

    THE FOLLOWING DISCUSSION APPLIES TO SALES OF THE ULTRA CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION AND REFLECTS THE NEW CLASS STRUCTURE.

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    Ultra Class Shares may be sold on any day the Center is open for trading, either directly to the Surviving Fund or through an investment representative. Surviving Fund Shareholders will receive the next NAV calculated after the Center accepts the sale order in proper form.

    Under normal circumstances, if a request is received in proper form before the close of regular trading on the New York Stock Exchange, the Surviving Fund will wire the proceeds from the sale to the shareholder's bank account on the next business day. An order to sell shares will not be accepted if the Surviving Fund has not collected payment for the shares. The Surviving Fund may stop accepting orders to sell and may postpone payments for more than seven days only when permitted by federal securities laws.

    A shareholder who purchased through an investment representative, or through a financial service firm, should contact that representative, who will send the necessary documents to the Center. The representative might charge a fee for this service.

    Shareholders may also sell their shares by contacting the Center directly. Holders of Ultra Class Shares may call 1-800-348-4782.

    The Surviving Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING ULTRA CLASS SHARES

    THE FOLLOWING DISCUSSION APPLIES TO EXCHANGES OF THE ULTRA CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    Ultra Class Shares may be exchanged for ultra class shares or institutional class shares in certain other JPMorgan Funds.

    For tax purposes, an exchange is treated as a sale of those shares. Shareholders should carefully read the prospectus of the fund into which they want to exchange their Ultra Class Shares.

    The exchange privilege is not a means of short-term trading as this could increase management costs and affect all Surviving Fund Shareholders. The Surviving Fund reserves the right to limit the number of exchanges or refuse an exchange. The exchange privilege may also be terminated. The Surviving Fund charges an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

OTHER INFORMATION CONCERNING THE ULTRA CLASS SHARES

    If the account balance falls below the investment minimum for the Ultra Class for 30 days as a result of selling shares (and not because of performance), then the Surviving Fund reserves the right to request that you buy more shares or close your account. At least 60 days' notice will be given before closing the account.

    Unless a shareholder indicates otherwise on his or her account application, the Surviving Fund is authorized to act on redemption and transfer instructions received by phone. If someone trades on an account by phone, the Surviving Fund will ask that person to confirm the account registration and address to make sure they match those in the Surviving Fund records. If they do correspond, the Surviving Fund is generally authorized to follow that person's instructions. The Surviving Fund will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Surviving Fund liable for any loss or expense from any sales request if the Surviving Fund takes such reasonable precautions. The Surviving Fund will be liable for any losses to a shareholder from an unauthorized sale or fraud against such shareholder if the Surviving Fund does not take such reasonable precautions.

    It may not always be possible to reach the Center by telephone. This may be true at times of unusual market changes and shareholder activity. In that event, shareholders can mail instructions to the Surviving Fund or contact their investment representative or agent. The Surviving Fund may modify or cancel the sale of shares by phone without notice.

    JPMIF, on behalf of the Surviving Fund, has entered into agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents agree to provide certain support services to their customers. For performing these services, each shareholder servicing agent will receive an annual fee of up to 0.05% of the average daily net assets of the Ultra Class Shares held by investors serviced by the shareholder servicing agent. The Merging Fund likewise has similar arrangements with respect to its shares.

    JPMIM and/or the Distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

    Each class of shares of the Surviving Fund may have different requirements regarding who may invest and may have different sales charges and expense levels. A person who gets compensated for selling shares of the Surviving Fund may receive a different amount for each class.

                            DISTRIBUTIONS AND TAXES

    The Ultra Class can earn income and realize capital gain. The Ultra Class will deduct from these earnings any expenses and then pay out these earnings to Surviving Fund Shareholders as distributions.

    With respect to the Ultra Class Shares, the Surviving Fund will generally distribute any net investment income at least quarterly. Net capital gain, if any, is distributed annually. You have three options for your Surviving Fund distributions. You may:

    - reinvest all of them in additional Ultra Class Shares without a sales charge;

    - take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional Ultra Class Shares; or

    - take all distributions in cash or as a deposit in a pre-assigned bank account.

    If you do not notify us otherwise, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of Surviving Fund Shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

    Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

    If you receive distributions of net capital gain, the tax rate will be based on how long the Surviving Fund held a particular asset, not on how long you have owned your shares. If you buy Surviving Fund Shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

    Any investor for whom the Surviving Fund does not have a valid taxpayer identification number may be subject to backup withholding.

    Early in each calendar year, the Surviving Fund will send Surviving Fund Shareholders a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

    The above is only a general summary of tax implications of investing in the Surviving Fund. Shareholders should consult their tax advisors to see how investing in the Surviving Fund will affect their own tax situation.

           COMPARISON OF THE MERGING FUND'S AND THE SURVIVING FUND'S
                      RESPECTIVE ORGANIZATIONAL STRUCTURES

    There are no material differences in the organizational structures of the Merging Fund and the Surviving Fund. Set forth below are descriptions of the structure, the Boards and officers, shares of each Fund, voting rights, shareholder liability and the liability of the Board of Trustees of each Fund.

STRUCTURE OF THE MERGING FUND

    The Merging Fund is organized as a series of JPMST, which is organized as a business trust under the laws of the Commonwealth of Massachusetts. As a Massachusetts business trust, JPMST's operations are governed by JPMST's Declaration of Trust, its By-Laws and applicable Massachusetts law. The operations of the Merging Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

STRUCTURE OF THE SURVIVING FUND

    The Surviving Fund is organized as a series of JPMIF, which is organized as a business trust under the laws of the Commonwealth of Massachusetts. As a Massachusetts business trust, JPMIF's operations are governed by JPMIF's Declaration of Trust, its By-Laws and applicable Massachusetts law. The operations of the Surviving Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

TRUSTEES AND OFFICERS

    Subject to the provisions of their respective trust documents, the business of the Merging Fund is managed by JPMST's Trustees and the business of the Surviving Fund is managed by JPMIF's Trustees. Both the Trustees of JPMST and those of JPMIF, who serve indefinite terms (subject to mandatory retirement age) and have all powers necessary or convenient to carry out their responsibilities. The Trustees and officers of JPMST and JPMIF are identical.

SHARES OF FUNDS

    Each of JPMST and JPMIF is a trust with an unlimited number of authorized shares of beneficial interest which may be divided into series or classes thereof. Each Fund is one series of its respective trust and may issue multiple classes of shares. Each share of a series or class of a trust represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class of either JPMST or JPMIF participate equally in the earnings, dividends and assets of the particular series or class. Fractional shares have rights proportionate to full shares. Expenses of JPMST or JPMIF that are not attributable to a specific series or class will be allocated to all the series of that trust in a manner believed by its Board to be fair and equitable. Generally, shares of each series will be voted separately, for example, to approve an investment advisory agreement. Likewise, shares of each class of each series will be voted separately, for example, to approve a distribution plan. On certain matters, such as the election of Trustees, shares of all series and classes vote together, to the extent required by the 1940 Act. Neither JPMST nor JPMIF is required to hold regular annual meetings of shareholders but each may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of either JPMST or JPMIF.

SHAREHOLDER VOTING RIGHTS

    With respect to all matters submitted to a vote of shareholders, shareholders of each of JPMST and JPMIF are entitled to the number of votes (or "voting shares") equal to the product of the number of shares owned by such shareholder at the close of business on November 21, 2002, the record date, multiplied by the NAV on the record date.

    A vacancy in the Board of either JPMST or JPMIF resulting from the resignation of a Trustee or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of holders of voting shares representing two-thirds of the outstanding voting shares of each portfolio of that trust. A meeting of shareholders of either JPMST or JPMIF shall be held upon the written request of the holders of voting shares of such trust representing not less than 10% of the outstanding voting shares entitled to vote on the matters specified in the written request. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

SHAREHOLDER LIABILITY

    Under Massachusetts law, shareholders of either JPMST or JPMIF could, under certain circumstances, be held personally liable as partners for the obligations of that trust. However, the Declaration of Trust of each of JPMST and JPMIF disclaims shareholder liability for acts or obligations of that trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of that trust. Each of JPMST and JPMIF may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of that trust's property, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability generally is limited to circumstances in which both inadequate insurance exists and the trust itself is unable to meet its obligations.

LIABILITY OF TRUSTEES

    Under the Declaration of Trust of each of JPMST and JPMIF, the Trustees of that trust are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Subject to the previous sentence, under the Declaration of Trust of each of JPMST and JPMIF, a Trustee or officer will generally be indemnified, to the fullest extent permitted by law, against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person's being or having been a Trustee or an officer and against amounts paid or incurred by such person in the settlement thereof.

    The foregoing is only a summary of certain organizational and governing documents and Massachusetts business trust law. It is not a complete description. Shareholders should refer to the provisions of these

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documents and state law directly for a more thorough comparison. Copies of the
Declaration of Trust and By-Laws of each of JPMST and JPMIF are available without charge upon written request to that trust.

       INFORMATION RELATING TO THE ADVISORY CONTRACTS AND OTHER SERVICES

GENERAL INFORMATION

    As noted above, the assets of each of the Merging Fund and the Surviving Fund are managed by JPMIM pursuant to separate Advisory Agreements between JPMIM and JPMST or JPMIF. JPMIM is responsible for the day-to-day management of each Fund's assets. Following the Reorganization, JPMIM will continue to be responsible for the day-to-day management of the Surviving Fund's assets.

DESCRIPTION OF JPMIM AND THE ADVISORY AGREEMENT WITH THE SURVIVING FUND

    JPMIM is a wholly-owned subsidiary of J.P. Morgan Chase & Co. incorporated under the laws of Delaware. JPMIM's principal executive offices are located at 522 Fifth Avenue, New York, New York 10036. JPMIM, a registered investment adviser, manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. As of September 30, 2002, JPMIM and certain of its affiliates provided investment management services with respect to assets of approximately $492.5 billion.

    Under the Advisory Agreement with the Surviving Fund, JPMIM is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Surviving Fund. JPMIM's responsibilities under the Advisory Agreement include supervising the Surviving Fund's investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing the Surviving Fund's investments and complying with regulatory reporting requirements. The services provided to the Surviving Fund by JPMIM are substantially similar to the services currently provided to the Merging Fund by JPMIM.

    EXPENSES AND MANAGEMENT FEES. The Advisory Agreement currently provides that the Surviving Fund will pay JPMIM a monthly management fee based upon the average daily net assets of the Surviving Fund. The annual rate of this management fee is, and for the most recent fiscal year, was, 0.35%. The Merging Fund currently pays, and for the most recent fiscal year, paid, 0.25% of average daily net assets to JPMIM for its advisory services. Subject to consummation of the Reorganization, JPMIM has contractually agreed to reduce the management fee it receives from the Surviving Fund to 0.25% of average daily net assets at the Effective Time of the Reorganization. In addition, the Ultra Class Shares will pay a shareholder servicing fee of 0.05% of average daily net assets. JPMorgan Chase Bank has contractually agreed to cap the Ultra Class Shares' total expense ratio following the proposed Reorganization at the current total expense ratio of the Merging Fund following consummation of the Reorganization through April 30, 2005. Other service providers to the Surviving Fund may also waive fees from time to time.

    Under the Advisory Agreement, except as indicated above, the Surviving Fund is responsible for its operating expenses including, but not limited to: taxes; interest; fees (including fees paid to its Trustees who are not affiliated with JPMIM or any of its affiliates); fees payable to the Commission; state securities fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing Surviving Fund Shareholders; management and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions in connection with the purchase or sale of portfolio securities.

    LIMITATION ON LIABILITY. The Advisory Agreement provides that JPMIM will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by JPMIF or the Surviving Fund in connection with the performance of the Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement.

    DURATION AND TERMINATION. After its initial two-year term, the Advisory Agreement will continue in effect from year to year with respect to the Surviving Fund, only so long as such continuation is approved at least annually by (i) the Board of Trustees of JPMIF or the majority vote of the outstanding voting securities of the Surviving Fund, and (ii) a majority of those Trustees who are neither parties to the Advisory Agreement nor "interested persons," as defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the Advisory Agreement is terminable at any time as to the Surviving Fund without penalty by the JPMIF Board or by vote of the majority of the Surviving Fund's outstanding voting securities upon 60 days' written notice to JPMIM, and by JPMIM on 90 days' written notice to JPMIF.

PORTFOLIO MANAGERS

    The portfolio management team for the Surviving Fund is led by Jonathan N. Golub, Vice President of JPMIM and CFA, Timothy J. Devlin, Vice President of JPMIM and Nanette Buziak, Vice President of JPMIM. Mr. Golub is a portfolio manager in the U.S. Equity Group. An employee of JPMIM since 2001, he is responsible for product management and client servicing across all equity products. Prior to joining JPMIM, Mr. Golub led the consultant relations effort at Scudder Kemper Investment and Chancellor LGT. Mr. Devlin has been at JPMIM since 1996. Ms. Buziak has been at JPMIM since 1997.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    JPMIM places orders for the Surviving Fund for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Surviving Fund. Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Portfolio transactions for the Surviving Fund will be undertaken principally to accomplish the Surviving Fund's objective in relation to expected movements in the general level of interest rates. The Surviving Fund may engage in short-term trading consistent with its objectives.

    In connection with portfolio transactions, JPMIM intends to seek best execution on a competitive basis for both purchases and sales of securities. JPMIM considers a number of factors in selecting a broker, including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. Research services provided by brokers to which JPMIM has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, strategic services, quantitative data and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of JPMIM's clients and not solely or necessarily for the benefit of the Surviving Fund. JPMIM believes that the value of the research services received is not determinable and does not significantly reduce its expenses. The Surviving Fund does not reduce the fee it pays to JPMIM by any amount that might be attributable to the value of such services.

    Subject to the overriding objective of obtaining the best execution of orders, JPMIM may allocate a portion of the Surviving Fund's brokerage transactions to affiliates of JPMIM. Under the 1940 Act, persons affiliated with the Surviving Fund and persons who are affiliated with such persons are prohibited from dealing with the Surviving Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. However, affiliated persons of the Surviving Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Surviving Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMIM or an affiliate is a member or in a private placement in which JPMIM or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that comply with rules adopted by the Commission and with interpretations by the Commission's staff.

    Investment decisions made by JPMIM are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Surviving Fund may only sell a security to other portfolios or accounts managed by JPMIM or its affiliates in accordance with procedures adopted by the Trustees.

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    It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when JPMIM deems the purchase or sale of a security to be in the best interests of the Surviving Fund, as well as other clients including other funds, JPMIM, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Surviving Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by JPMIM in the manner it considers to be most equitable and consistent with JPMIM's fiduciary obligations to the Surviving Fund. In some instances, this procedure might adversely affect the Surviving Fund.

INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP serves as the Merging Fund's and the Surviving Fund's independent accountants, auditing and reporting on the annual financial statements and reviewing certain regulatory reports and federal income tax returns. PricewaterhouseCoopers LLP also performs other professional accounting, auditing, tax and advisory services when JPMST or JPMIF engages it to do so.

    AUDIT FEES. The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of the Merging Fund for the last fiscal year ended were $30,000.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed for financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to the Merging Fund, the Surviving Fund, JPMIM, JPMorgan Chase Bank and JPMorgan Chase Bank's affiliates that provide services to the Funds for the calendar year ended December 31, 2001 were approximately $10.9 million.

    ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Merging Fund, the Surviving Fund, JPMorgan Chase Bank and JPMorgan Chase Bank's affiliates that provide services to the Funds for the calendar year ended December 31, 2001 were approximately $75 million.

    This amount came from services provided to JPMorgan Chase Bank and JPMorgan Chase Bank's affiliates and was composed of:

Audit-related services:                             $28.8 million
Tax services:                                       $13.0 million
Other consulting services:                          $33.2 million

    The audit-related services primarily involved services related to Commission filings, internal control related reviews, regulatory and accounting matters, statutory financial statement audits of consolidated subsidiaries and non-consolidated affiliates, other attestation work and SAS 70 reviews. This work is closely aligned with and in many respects an integral component of the audit of JPMorgan Chase Bank's consolidated financial statements.

    The tax services primarily involved assistance with tax return compliance for both JPMorgan Chase Bank and third party entitites, as well as advice on areas such as depreciation and valuation methods.

    The services provided for financial information systems design and implementation and substantially all of the services reflected in the item "other consulting services" were performed during 2001 by employees of PwC Consulting for JPMorgan Chase Bank and its affiliates

    The financial information systems design and implementation services were to assist JPMorgan Chase Bank with a multi-year undertaking that has been performed under JPMorgan Chase Bank's direct supervision and control, and involves implementation of new human resources systems. The other consulting services related primarily to assistance with JPMorgan Chase Bank merger related integration and securities law compliance activities, all of which are now substantially complete.

    The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP and has concluded that it is.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

    This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the JPMST Board for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. JPMST's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition, JPMST has retained the services of D.F. King and Co., Inc., professional solicitors, to aid in the solicitation of proxies for a fee to be borne by JPMorgan Chase Bank or one of its affiliates. See "--Expenses of Proxy Solicitation." It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of JPMST to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any Merging Fund Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to JPMST a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

    Only the Merging Fund Shareholders of record at the close of business on November 21, 2002 will be entitled to vote at the Meeting. On that date, there
were outstanding and entitled to be voted           Merging Fund Shares. Each
Merging Fund Shareholder is entitled to the number of votes equal to the product of the number of shares owned by that Merging Fund Shareholder multiplied by the NAV per share on the record date.

    The presence in person or by proxy of Merging Fund Shareholders that own one-third of the outstanding Merging Fund voting shares will constitute a quorum for purposes of transacting all business at the Meeting. If a quorum is not present at the Meeting, sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting or the Merging Fund Shareholders determine to adjourn the Meeting for any other reason, the Merging Fund Shareholders present (in person or represented by proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of the Merging Fund Shareholders holding a majority of the Merging Fund voting shares present (in person or represented by proxy) at the Meeting. The persons named in the proxy will vote in favor of such adjournment those Merging Fund voting shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Merging Fund voting shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the voting shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

PROXIES

    All Merging Fund voting shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a Merging Fund Shareholder specifies how the proxy is to be voted on the Proposal, it will be voted in accordance with such specifications. If a Merging Fund Shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR the Proposal described in this Combined Prospectus/Proxy Statement. The Merging Fund Shareholders voting to ABSTAIN on the Proposal will be treated under applicable law as present for purposes of achieving a quorum and in determining the votes cast on the Proposal, but not as having voted FOR (and therefore will have the effect of a vote against) the Proposal. A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposal on behalf of the beneficial owner will be treated as present for purposes of achieving a quorum but under applicable law will not be counted in determining the votes cast on (and therefore will have the effect of a vote against) the Proposal.

    A proxy granted by any Merging Fund Shareholder may be revoked by such Merging Fund Shareholder at any time prior to its use by written notice to JPMST, by submission of a later dated proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

    JPMorgan Chase Bank or one of its affiliates, and not the Merging Fund or the Surviving Fund (or shareholders of either Fund), will pay the costs of the preparation, printing and mailing to Merging Fund Shareholders of this Combined Prospectus/Proxy Statement, accompanying Notice of Meeting, form of proxy and any supplementary solicitation of Merging Fund Shareholders.

    It is expected that the cost of retaining D. F. King & Co., Inc. to assist in the proxy solicitation process for the fund complex will not exceed approximately $30,000 in addition to expenses, which cost will be borne by JPMorgan Chase Bank or one of its affiliates.

INTERESTED PARTIES

    On the record date, the Trustees and officers of JPMST, as a group, owned less than 1% of the outstanding Merging Fund Shares. On the record date, the name, address and share ownership of the persons who owned beneficially or of record more than 5% of any class of shares of the Merging Fund and the percentage of the Surviving Fund that would be owned by such persons upon consummation of the Reorganization based upon their holdings on the record date are as follows:

                                       AMOUNT OF       PERCENTAGE OF        PERCENTAGE OF
                                         SHARES      MERGING FUND OWNED  SURVIVING FUND OWNED
NAME AND ADDRESS                         OWNED         ON RECORD DATE     UPON CONSUMMATION
----------------                     --------------  ------------------  --------------------

    On the record date, the Trustees and officers of JPMIF, as a group, owned less than 1% of the outstanding Surviving Fund Shares. On the record date, the name, address and share ownership of the persons who owned beneficially or of record more than 5% of any class of shares of the Surviving Fund and the percentage of the Surviving Fund that would be owned by such persons upon consummation of the Reorganization based upon their holdings on the record date were as follows:

                                                        PERCENTAGE OF         PERCENTAGE OF
                                       AMOUNT OF     SURVIVING FUND OWNED  SURVIVING FUND OWNED
NAME AND ADDRESS                      SHARES OWNED      ON RECORD DATE      UPON CONSUMMATION
----------------                     --------------  --------------------  --------------------

PROPOSALS TO BE SUBMITTED BY MERGING FUND SHAREHOLDERS

    The Merging Fund does not generally hold an annual meeting of Merging Fund Shareholders. Merging Fund Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Merging Fund at the address set forth on the cover of this Combined Prospectus/Proxy Statement.

                       ADDITIONAL INFORMATION ABOUT JPMST

    Additional information about the Merging Fund is included in the Statement of Additional Information related to the Combined Prospectus/Proxy Statement which has been filed with the Commission and which is incorporated herein by reference. Copies of the Statement of Additional Information related to this Combined Prospectus/Proxy Statement may be obtained without charge by calling 1-800-348-4782. JPMST is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports, proxy materials and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's Regional Offices at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such materials can also be obtained, at prescribed rates, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 and are also available on the Commission's web site at http://www.sec.gov.

                       ADDITIONAL INFORMATION ABOUT JPMIF

    Additional information about the Surviving Fund is included in the Statement of Additional Information related to this Combined Prospectus/Proxy Statement which has been filed with the Commission and which is incorporated herein by reference. Copies of the Statement of Additional Information related to this Combined Prospectus/Proxy Statement may be obtained without charge by calling 1-800-348-4782. JPMIF is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports, proxy materials and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such materials can also be obtained, at prescribed rates, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 and are also available on the Commission's web site at http://www.sec.gov.

                        FINANCIAL STATEMENTS AND EXPERTS

    The audited financial highlights, financial statements and notes thereto of each of the Merging Fund and the Surviving Fund for the fiscal year ended December 31, 2001 are incorporated by reference into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

    The unaudited financial highlights, financial statements and notes thereto of each of the Merging Fund and the Surviving Fund for the fiscal period ended June 30, 2002, are incorporated by reference into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement.

                                 OTHER BUSINESS

    The JPMST Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the JPMST Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the best judgment of the persons named in the enclosed form of proxy.

                                   LITIGATION

    Neither JPMST nor JPMIF is involved in any litigation that would have any material adverse effect upon either the Merging Fund or the Surviving Fund.

                       MERGING FUND SHAREHOLDER INQUIRIES

    Merging Fund Shareholder inquiries may be addressed to JPMST in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-348-4782.

                                     * * *

     MERGING FUND SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A
                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Plan") made this 25th day of October, 2002 by and among J.P. Morgan Series Trust (the "Transferor Trust"), a Massachusetts business trust, on behalf of the JPMorgan SmartIndex Fund (the "Transferor Portfolio"), J.P. Morgan Institutional Funds (the "Acquiring Trust"), a Massachusetts business trust, on behalf of the JPMorgan Disciplined Equity Fund (the "Acquiring Portfolio") and JPMorgan Chase Bank.

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

    WHEREAS, the Board of Trustees of each of the Transferor Trust and the Acquiring Trust has determined that the transfer of all of the assets and liabilities of the Transferor Portfolio to the Acquiring Portfolio is in the best interests of the Transferor Portfolio and the Acquiring Portfolio, respectively, as well as the best interests of shareholders of the Transferor Portfolio and the Acquiring Portfolio, respectively, and that the interests of existing shareholders would not be diluted as a result of this transaction;

    WHEREAS, each of the Transferor Trust and the Acquiring Trust intends to provide for the reorganization of the Transferor Portfolio (the "Reorganization") through the acquisition by the Acquiring Portfolio of all of the assets, subject to all of the liabilities, of the Transferor Portfolio in exchange for shares of beneficial interest of the Ultra Class Shares of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolio and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares;

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION AND TERMINATION OF THE TRANSFEROR PORTFOLIO

    (a) PLAN OF REORGANIZATION.

      (i) The Transferor Trust on behalf of the Transferor Portfolio will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Acquiring Trust on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization, as defined in
Section 1(b)(i) hereof, all of the obligations and liabilities of the Transferor Portfolio and (B) issue and deliver to the Transferor Portfolio full and fractional Acquiring Portfolio Shares equal to that number of full and fractional Acquiring Portfolio Shares as determined by the parties in accordance with Section 1(c) hereof. Any shares of beneficial interest of the Transferor Portfolio ("Transferor Portfolio Shares") held in the treasury of the Transferor Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the Exchange Date, as defined in
Section 1(b)(i) hereof.

      (ii) As of the Effective Time of the Reorganization, the Transferor Trust will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio Shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by the Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the Transferor Portfolio Shares held by the Transferor Portfolio Shareholders. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Transferor Portfolio on the books of the Acquiring Portfolio, to open accounts on the share records of the Acquiring Portfolio in the names of the Transferor Portfolio Shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. All issued and outstanding Transferor Portfolio Shares will simultaneously be cancelled on the books of the Transferor Portfolio, although any outstanding share certificates representing interests in the Transferor Portfolio will represent a number of Acquiring Portfolio Shares after the Effective Time of the Reorganization as determined in accordance with
Section 1(c). The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

      (iii) As soon as practicable after the Effective Time of the Reorganization, the Transferor Trust shall take all the necessary steps under Massachusetts law, the Transferor Trust's Declaration of Trust and any other applicable law to effect a complete termination of the Transferor Portfolio.

      (iv) As of the Effective Time of the Reorganization, the Acquiring Portfolio will commence offering of Ultra Class Shares.

      (v) Any transfer taxes payable upon issuance of the Acquiring Portfolio Shares in a name other than that of the registered holder of the Transferor Portfolio Shares on the books of the Transferor Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

      (vi) Any reporting responsibility of the Transferor Portfolio is and shall remain the responsibility of the Transferor Portfolio up to and including the Effective Time of the Reorganization and such later date on which the Transferor Portfolio is terminated.

    (b) EXCHANGE DATE AND EFFECTIVE TIME OF THE REORGANIZATION.

      (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on or about March 31, 2003 or such other date as is agreed to by the parties (the "Exchange Date").

      (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

      (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Transferor Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      (iv) On the Exchange Date, portfolio securities of the Transferor Portfolio shall be transferred by JPMorgan Chase Bank to the accounts of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

    (c) VALUATION.

      (i) The net asset value of the shares of the Acquiring Portfolio and the net value of the assets of the Transferor Portfolio to be transferred in exchange therefor shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by JPMorgan Chase Bank in the manner set forth in the Acquiring Trust's then current prospectus or statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor Portfolio to be transferred shall be computed by JPMorgan Chase Bank by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets to be valued in the manner set forth in the Transferor Trust's then current prospectus or statement of additional information.

      (ii) The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio Shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to its shares by the net asset value per Acquiring Portfolio Share, both as determined in accordance with
Section 1(c)(i).

      (iii) All computations of value under this Plan shall be made by JPMorgan Chase Bank in accordance with its regular practice as custodian and pricing agent for the Acquiring Portfolio and the Transferor Portfolio.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING TRUST

The Acquiring Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Acquiring Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the Acquiring Portfolio and the Acquiring Trust have all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as it is now being conducted and, as of the Exchange Date, will have good and marketable title to its assets.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Acquiring Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectuses and statements of additional information of the Acquiring Trust, as amended, included in the Acquiring Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission (the "Commission"), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Act and the rules and regulations of the Commission thereunder, and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Acquiring Trust has an unlimited number of authorized shares of beneficial interest, of which as of June 30, 2002 there
were outstanding           Acquiring Portfolio Shares, and no such shares were
held in the treasury of the Acquiring Trust. All of the outstanding shares of the Acquiring Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of a trust portfolio could, under certain circumstances, be held personally liable for the obligations of such trust portfolio). Because the Acquiring Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding Acquiring Portfolio Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the fiscal year ended December 31, 2001, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of the dates thereof and the results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP"), consistently applied. The financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the six month fiscal period ended
June 30, 2002 fairly present the financial position of the Acquiring Portfolio as of the dates thereof and the results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (f) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of trust portfolio could, under certain circumstances, be held personally liable for the obligations of such trust portfolio).

    (g) AUTHORITY RELATIVE TO THIS PLAN. The Acquiring Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Acquiring Trust's Board of Trustees, and no other proceedings by the Acquiring Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. Accordingly, this Plan constitutes a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

    (h) LIABILITIES. There are no liabilities of the Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring

Trust's financial statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to June 30, 2002 or otherwise previously disclosed to the Acquiring Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

    (i) NO MATERIAL ADVERSE CHANGE. Since June 30, 2002, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (j) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquiring Trust, threatened which would adversely affect the Acquiring Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Trust or the Acquiring Portfolio and, to the knowledge of the Acquiring Trust, there are no regulatory investigations of the Acquiring Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

    (k) NO CONFLICTS. The Acquiring Portfolio is not, and the execution, delivery and performance of this Plan will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Portfolio to which the Acquiring Portfolio is a party or by which it is bound.

    (l) TAXES. The federal income tax returns of the Acquiring Trust with respect to the Acquiring Portfolio, all other income tax returns, dividend reporting forms and other tax related reports required to be filed by the Acquiring Trust with respect to the Acquiring Portfolio, have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due on such returns and reports have been paid. To the knowledge of the Acquiring Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Trust with respect to the Acquiring Portfolio have been paid so far as due. For each taxable year of its operation (including the taxable year ending on the Exchange Date), the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and intends to continue to so qualify and be eligible.

    (m) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio Shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR TRUST

The Transferor Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Transferor Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the Transferor Portfolio and the Transferor Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as it is now being conducted and, as of the Exchange Date, will have good and marketable title to its assets.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Transferor Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectuses and statements of additional information of the Transferor Trust, as amended, included in the Transferor Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act, the Act and the rules and regulations of the Commission thereunder, and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Transferor Trust has an unlimited number of authorized shares of beneficial interest, of which as of June 30, 2002 there
were outstanding           Transferor Portfolio Shares, and no such shares were
held in the treasury of the Transferor Trust. All of the outstanding shares of the Transferor Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Transferor Trust's prospectus and recognizing that under Massachusetts law, shareholders of a trust portfolio could, under certain circumstances, be held personally liable for the obligations of such trust portfolio). Because the Transferor Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolio as set forth on the books and records of the Transferor Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio Shares, and the Transferor Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio Shares (other than any existing dividend reinvestment plans of the Transferor Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any Transferor Portfolio Shares (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Transferor Trust). All issued and outstanding Transferor Portfolio Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements for the Transferor Trust with respect to the Transferor Portfolio for the fiscal year ended December 31, 2001 which have been audited by PricewaterhouseCoopers LLP fairly present the financial position of the Transferor Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP, consistently applied. The financial statements of the Transferor Trust with respect to the Transferor Portfolio for the six month fiscal period ended June 30, 2002 fairly present the financial position of the Transferor Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (f) AUTHORITY RELATIVE TO THIS PLAN. The Transferor Trust, on behalf of the Transferor Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Transferor Trust's Board of Trustees and no other proceedings by the Transferor Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. Accordingly, this Plan constitutes a valid and binding obligation of the Transferor Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

    (g) LIABILITIES. There are no liabilities of the Transferor Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Transferor Trust's financial statements with respect to the Transferor Portfolio and liabilities incurred in the ordinary course of business subsequent to June 30, 2002 or otherwise previously disclosed to the Transferor Trust with respect to the Transferor Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolio.

    (h) NO MATERIAL ADVERSE CHANGE. Since June 30, 2002, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (i) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Transferor Trust, threatened which would adversely affect the Transferor Trust or the Transferor Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Transferor Trust or the Transferor Portfolio and, to the knowledge of the Transferor Trust, there are no regulatory investigations of the Transferor Trust or the Transferor Portfolio, pending or threatened, other than routine inspections and audits.

    (j) NO CONFLICTS. The Transferor Portfolio is not, and the execution, delivery and performance of this Plan will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Transferor Portfolio to which the Transferor Portfolio is a party or by which it is bound.

    (k) TAXES. The Transferor Portfolio will file its final federal and other tax returns for the period ending on the Exchange Date in accordance with the Code. All other federal income tax returns of the Transferor Trust with respect to the Transferor Portfolio, all other income tax returns, dividend reporting forms and other tax related reports required to be filed by the Transferor Trust with respect to the Transferor Portfolio, have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due on such returns and reports pursuant to such returns have been paid. To the knowledge of the Transferor Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Transferor Trust with respect to the Transferor Portfolio have been paid so far as due. For each taxable year of its operation (including the taxable year ending on the Exchange Date), the Transferor Portfolio has met the requirements of Subchapter M of the Code for qualifications as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under
Section 852 of the Code and intends to continue to so qualify and be eligible until the Effective Time of the Reorganization. The Transferor Portfolio will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that have accrued through the Exchange Date, and before the Exchange Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Exchange Date.

    (l) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio Shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Transferor Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE ACQUIRING TRUST

The Acquiring Trust covenants to the following:

    (a) REGISTRATION STATEMENT. On behalf of the Acquiring Portfolio, the Acquiring Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and a prospectus (the "Prospectus") which will include the proxy statement of the Transferor Portfolio relating to the meeting of the Transferor Portfolio Shareholders referred to in
Section 5(a) herein. At the time the Registration Statement becomes effective and at the Effective Time of the Reorganization, the Registration Statement
(i) complies or will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio Shareholders' meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (b) COOPERATION IN EFFECTING REORGANIZATION. The Acquiring Trust agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Trust shall furnish such data and information relating to the Acquiring Trust as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio Shareholders in connection with the meeting of the Transferor Portfolio Shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

    (c) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Acquiring Trust shall conduct the business of the Acquiring Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable, in each case payable either in cash or in additional shares.

5. COVENANTS OF THE TRANSFEROR TRUST

The Transferor Trust covenants to the following:

    (a) MEETING OF THE TRANSFEROR PORTFOLIO SHAREHOLDERS. The Transferor Trust shall call and hold a meeting of the Transferor Portfolio Shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

    (b) PORTFOLIO SECURITIES. With respect to the assets to be transferred in accordance with Section 1(a), the Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Transferor Trust's books and records maintained on behalf of the Transferor Portfolio. At least five (5) business days prior to the Exchange Date, the Transferor Portfolio will provide the Acquiring Trust, for the benefit of the Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. The Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Acquiring Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Transferor Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable, to the extent permitted by its investment objective and policies and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Transferor Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Transferor Portfolio, prepared in accordance with GAAP (the "Schedule") showing the tax basis of such securities by lot and the holding periods of such securities. All securities to be listed in the Schedule for the Transferor Portfolio as of the Effective Time of the Reorganization will be owned by the Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

    (c) REGISTRATION STATEMENT. In connection with the preparation of the Registration Statement, the Transferor Trust will cooperate with the Acquiring Trust and will furnish to the Acquiring Trust the information relating to the Transferor Portfolio required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective and at the Effective Time of the Reorganization, the Registration Statement, insofar as it relates to the Transferor Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio Shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Acquiring Trust, insofar as they relate to the Transferor Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Trust for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 5(c).

    (d) COOPERATION IN EFFECTING REORGANIZATION. The Transferor Trust agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

    (e) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Transferor Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable, in each case payable either in cash or in additional shares.

    (f) STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Transferor Trust on behalf of the Transferor Portfolio, shall prepare and furnish to the Acquiring Trust, on behalf of the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR TRUST

The obligations of the Transferor Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO SHAREHOLDERS. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the Transferor Portfolio Shares entitled to vote on the matter ("Transferor Shareholder Approval").

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Acquiring Trust shall have complied with each of its covenants contained herein, each of the representations and warranties of the Acquiring Trust contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)), in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio since June 30, 2002.

    (c) REGULATORY APPROVAL. (i) The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act suspending effectiveness thereof shall have been issued, and to the best knowledge of the Transferor Trust, no investigation or proceeding for that purpose has been instituted or is pending, threatened or contemplated under the Securities Act and (ii) all other approvals, registrations, consents, orders, permits and exemptions under federal, state and local laws and regulations (collectively, the "Regulatory Approvals") deemed necessary by the Acquiring Portfolio or the Transferor Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such Regulatory Approval would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Transferor Portfolio.

    (d) TAX OPINION. The Transferor Trust shall have received the opinion of Sullivan & Cromwell, dated on or before the Exchange Date, addressed to the Transferor Trust and the Acquiring Trust, substantially to the effect that, (based upon certain facts, qualifications, representations and assumptions) for federal income tax purposes: (i) the Reorganization will qualify as a tax-free reorganization and the Transferor Portfolio and the Acquiring Portfolio will each be a "party to a reorganization" within the meaning of the Internal Revenue Code of 1986, as amended; and (ii) no gain or loss will be recognized by Transferor Portfolio Shareholders on the conversion of Transferor Portfolio Shares into Acquiring Portfolio Shares (the "Tax Opinion"). The delivery of the Tax Opinion is conditioned upon receipt by Sullivan & Cromwell of representations it shall request of the Transferor Trust.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

The obligations of the Acquiring Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO SHAREHOLDERS. The Transferor Shareholder Approval shall have been obtained.

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Transferor Trust shall have complied with each of its covenants contained herein, each of the representations and warranties of the Transferor Trust contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio since June 30, 2002.

    (c) PORTFOLIO SECURITIES. All securities to be acquired by the Acquiring Portfolio in the Reorganization shall have been approved for acquisition by J.P. Morgan Investment Management Inc. ("JPMIM"), in its capacity as investment adviser to the Acquiring Portfolio, as consistent with the investment policies of the Acquiring Portfolio.

    (d) REGULATORY APPROVAL. The Regulatory Approvals shall have been obtained except where failure to obtain any such Regulatory Approval would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Transferor Portfolio.

    (e) DISTRIBUTION OF INCOME AND GAINS. The Transferor Trust on behalf of the Transferor Portfolio shall have distributed to the Transferor Portfolio Shareholders all of the Transferor Portfolio's investment company taxable income (determined without regard to the deduction for dividends paid) as defined in
Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

    (f) TAX OPINION. The Acquiring Trust shall have received the Tax Opinion. The delivery of the Tax Opinion is conditioned upon receipt by Sullivan & Cromwell of representations it shall request of the Acquiring Trust.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

    (a) AMENDMENTS. The parties hereto may, by agreement in writing authorized by their respective Boards of Trustees, amend this Plan at any time before or after Transferor Shareholder Approval, but after such approval, no amendment shall be made which substantially changes the terms hereof.

    (b) WAIVERS. At any time prior to the Effective Time of the Reorganization, either the Transferor Trust or the Acquiring Trust may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that conditions set forth in Sections 6(c), 6(d), 7(d) and 7(f) may not be waived.

    (c) TERMINATION BY THE TRANSFEROR TRUST. The Transferor Trust, on behalf of the Transferor Portfolio, may terminate this Plan with respect to the Transferor Portfolio, without liability for damages on the part of the Transferor Trust, the Transferor Portfolio or their respective Trustees or officers, at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Trust and JPMIM if (i) a material condition to the performance of the Transferor Trust hereunder or a material covenant of the Acquiring Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Acquiring Trust. In addition, this Plan may be terminated by the Transferor Trust at any time prior to the Effective Time of the Reorganization, whether before or after Transferor Shareholder Approval, without liability on the part of any party hereto, its Trustees, officers or shareholders or JPMIM on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Transferor Portfolio.

    (d) TERMINATION BY THE ACQUIRING TRUST. The Acquiring Trust, on behalf of the Acquiring Portfolio, may terminate this Plan with respect to the Acquiring Portfolio, without liability for damages on the part of the Acquiring Trust, the Acquiring Portfolio or their respective Trustees or officers, at any time prior to the Effective Time of the Reorganization by notice to the Transferor Trust and JPMIM if (i) a material condition to the performance of the Acquiring Trust hereunder or a material covenant of the Transferor Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or
(ii) a material default or material breach of this Plan shall be made by the Transferor Trust. In addition, this Plan may be terminated by the Acquiring Trust at any time prior to the Effective Time of the Reorganization, whether before or after Transferor Shareholder Approval, without liability on the part of any party hereto, its Trustees, officers or shareholders or JPMIM on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Acquiring Portfolio.

    (e) SURVIVAL. No covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization. The representations and warranties contained herein shall survive consummation of the Reorganization.

9. EXPENSES

    The administrative expenses of the Reorganization will be borne by JPMorgan Chase Bank or one of its affiliates. Such expenses include, without limitation:
(i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement, including the Prospectus; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization;
(iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and
(viii) costs relating to the solicitation of proxies for Transferor Shareholder Approval of the Reorganization. In addition, JPMorgan Chase Bank will waive fees payable to it or reimburse expenses to the extent necessary such that the actual (post-waiver) total expense ratios of the Acquiring Portfolio Shares are not higher than those as set forth in the Registration Statement through April 30, 2005.

10. NOTICES

    Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

if to the Transferor Trust (for itself or on behalf of the Transferor
Portfolio):

522 Fifth Avenue
New York, NY 10036

with a copy to:

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
Attention: John E. Baumgardner, Jr., Esq.

if to the Acquiring Trust (for itself or on behalf of the Acquiring Portfolio):

522 Fifth Avenue
New York, NY 10036

with a copy to:

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
Attention: John E. Baumgardner, Jr., Esq.

if to the adviser of the Transferor Trust:

522 Fifth Avenue
New York, NY 10036

if to the adviser of the Acquiring Trust:

522 Fifth Avenue
New York, NY 10036

if to JPMorgan Chase Bank:

522 Fifth Avenue
New York, NY 10036

11. RELIANCE

    All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Trust and the Acquiring Trust notwithstanding any investigation made by such party or on its behalf.

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

    (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

    (c) This Plan shall be governed by and construed in accordance with the laws of the State of New York.

    (d) This Plan shall bind and inure to the benefit of the Transferor Trust, the Transferor Portfolio, the Acquiring Trust and the Acquiring Portfolio and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any such party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

    (e) The name "J.P. Morgan Series Trust" is the designation of its Board of Trustees under a Declaration of Trust dated August 15, 1996 as amended, and it is expressly agreed that the parties hereto must look solely to the Transferor Trust's property for the enforcement of any claims against the Transferor Trust, as none of the Transferor Trust's Board of Trustees, officers, agents or shareholders assumes any personal liability for obligations assumed by the Transferor Trust herein. The parties hereto expressly agree that no series of the Transferor Trust shall be liable for claims against any other series of the Transferor Trust.

    (f) The name "J.P. Morgan Institutional Funds" is the designation of its Board of Trustees under a Declaration of Trust dated November 4, 1992, as amended, and it is expressly agreed that the parties hereto must look solely to the Acquiring Trust's property for the enforcement of any claims against the Acquiring Trust, as none of the Acquiring Trust's Board of Trustees, officers, agents or shareholders assumes any personal liability for obligations assumed by the Acquiring Trust herein. The parties hereto expressly agree that no series of the Acquiring Trust shall be liable for claims against any other series of the Acquiring Trust.

    (g) It is expressly agreed that the obligations of the Transferor Trust in respect of the Transferor Portfolio shall not be binding upon any Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the trust property of the Transferor Trust as provided in the Declaration of Trust of the Transferor Trust. Neither the authorization by the Trustees of this Plan nor the execution and delivery of this Plan by authorized officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Transferor Trust as provided in the Transferor Trust's Declaration of Trust.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                                   J.P. MORGAN INSTITUTIONAL FUNDS

                                                   on behalf of JPMorgan Disciplined Equity Fund
                                                   By:  --------------------------------------------
                                                        Name: Sharon Weinberg
                                                        Title: Vice President and Secretary

                                                   J.P. MORGAN SERIES TRUST

                                                   on behalf of JPMorgan SmartIndex Fund
                                                   By:  --------------------------------------------
                                                        Name: Sharon Weinberg
                                                        Title: Vice President and Secretary

Agreed and acknowledged with respect to
Section 9:

JPMORGAN CHASE BANK
By:  --------------------------------------------
     Name: David Wezdenko
     Title: Managing Director

                       STATEMENT OF ADDITIONAL INFORMATION
                         J.P. MORGAN INSTITUTIONAL FUNDS
                       (SPECIAL MEETING OF SHAREHOLDERS OF
                            JPMORGAN SMARTINDEX FUND,
                      A SERIES OF J.P. MORGAN SERIES TRUST)

        This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated December ____, 2002 for the Special Meeting of Shareholders of JPMorgan SmartIndex Fund (the "Merging Fund"), a series of J.P. Morgan Series Trust ("JPMST"), to be held on February 13, 2002. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling JPMorgan SmartIndex Fund at 1-800-348-4782.

        Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

        Further information about JPMorgan Disciplined Equity Fund (the "Surviving Fund"), a series of J.P. Morgan Institutional Funds ("JPMIF") and the Merging Fund is contained in each of JPMIF's and JPMST's current Statements of Additional Information dated May 1, 2002 and May 1, 2002, respectively, which are incorporated herein by reference.

The date of this Statement of Additional Information is December ______, 2002.

                                TABLE OF CONTENTS


                                                                          Page
General Information                                                         3

Financial Statements                                                        4

Pro Forma Combined Schedule of Investments for JPMorgan                     5
SmartIndex Fund and JPMorgan Disciplined Equity Fund as of June
30, 2002 (unaudited)

Pro Forma Combined Statement of Assets and Liabilities for                 25
JPMorgan SmartIndex Fund and JPMorgan Disciplined Equity Fund as of June 30, 2002 (unaudited)

Pro Forma Combined Statement of Operations for JPMorgan                    27
SmartIndex Fund and JPMorgan Disciplined Equity Fund for the twelve months ended June 30, 2002 (unaudited)

Notes to Pro Forma Financial Statements (Unaudited)                        30

                               GENERAL INFORMATION

        The shareholders of the Merging Fund are being asked to consider and vote to approve an Agreement and Plan of Reorganization (the "Reorganization Plan") dated as of October 25, 2002 by and among JPMST, on behalf of the Merging Fund, JPMIF, on behalf of the Surviving Fund, and JPMorgan Chase Bank and the transactions contemplated thereby (together with the Reorganization Plan, the "Proposal"). The Reorganization Plan contemplates the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for shares of the Ultra Class, a newly created class of the Surviving Fund that will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Merging Fund that are outstanding immediately before the Effective Time of the Reorganization (as defined in the Reorganization Plan).

        Following the exchange, the Merging Fund will make a liquidating distribution of the Surviving Fund shares to its shareholders, so that a holder of shares in the Merging Fund will receive Ultra Class Shares of the Surviving Fund of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization.

        A special meeting of shareholders of the Merging Fund to consider the Proposal will be held at the offices of J.P. Morgan Chase & Co., 522 Fifth Avenue, 7th floor, New York, NY, on February 13, 2003 at 9:00 a.m. (Eastern time). For further information about the Proposal, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

        The audited financial highlights, financial statements and notes thereto of each of the Merging Fund and the Surviving Fund contained in their respective Annual Reports dated December 31, 2001, are incorporated by reference into this Statement of Additional Information. The audited financial highlights, financial statements, and as applicable, which appear in each of the Surviving Fund's and the Merging Fund's Annual Report have been audited by PricewaterhouseCoopers LLP, whose reports thereon also appear in such Annual Reports and are also incorporated herein by reference.

        The unaudited financial highlights, financial statements and notes thereto of the Merging Fund and the Surviving Fund contained in their respective Semi-Annual Reports for the six month period ended June 30, 2002, are incorporated by reference into this Statement of Additional Information.


        Pro forma financial Statements which reflect consummation of the Reorganization are included herein.

JPMORGAN SMARTINDEX(TM) / JPMORGAN DISCIPLINED EQUITY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS   JUNE 30, 2002
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
COMMON STOCKS  (99.5%)
ADVERTISING  (0.2%)
                      15          44                59  Omnicom Group                             692        2,034             2,726
                                                                                           ----------  -----------        ----------
AEROSPACE (1.8%)
                       7           4                11  General Dynamics Corp.                    723          436             1,159
                      20          43                63  Lockheed Martin Corp.                   1,418        2,968             4,386
                      28          47                75  The Boeing Co.                          1,256        2,106             3,362
                      44         189               233  United Technologies                     3,007       12,840            15,847
                                                                                           ----------  -----------        ----------
                                                                                                6,404       18,350            24,754
                                                                                           ----------  -----------        ----------
AGRICULTURAL PRODUCTION/SERVICES  (0.0%)
                       4          20                24  Monsanto Co.                               78          352               430
                                                                                           ----------  -----------        ----------
AIRLINES (0.1%)
                       2           4                 6  AMR Corp.                                  39           66               105
                      13          56                69  Delta Air Lines, Inc.                     258        1,121             1,379
                      16          17                33  Southwest Airlines Co.                    255          267               522
                                                                                           ----------  -----------        ----------

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
                                                                                                  552        1,454             2,006
                                                                                           ----------  -----------        ----------
APPAREL (0.5%)
                      21          92               113  Jones Apparel Group, Inc.                 788        3,447             4,235
                      17          37                54  Nike, Inc., Class B                       912        1,990             2,902
                                                                                           ----------  -----------        ----------
                                                                                                1,700        5,437             7,137
                                                                                           ----------  -----------        ----------
APPLIANCES & HOUSEHOLD DURABLES  (0.0%)
                      14                            14  Masco Corp.                               380                            380
                                                                                           ----------  -----------        ----------
AUTOMOTIVE (1.9%)
                      49         178               227  Delphi Corp.                              652        2,351             3,003
                      87          99               186  Ford Motor Co.                          1,395        1,586             2,981
                      43         164               207  General Motors Corp.                    2,310        8,765            11,075
                      12          12                24  Harley-Davidson, Inc.                     615          631             1,246
                      11          52                63  Johnson Controls, Inc.                    865        4,251             5,116
                       8          35                43  Lear Corp.                                365        1,633             1,998
                       2                             2  Paccar, Inc.                               98                             98
                      17          69                86  Visteon Corp.                             247          980             1,227
                                                                                           ----------  -----------        ----------
                                                                                                6,547       20,197            26,744
                                                                                           ----------  -----------        ----------
BANKING (6.1%)
                      25          55                80  AmSouth Bancorp                           560        1,220             1,780
                      33          27                60  Bank of America Corp.                   2,350        1,928             4,278

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
                      64         214               278  Bank One Corp.                          2,451        8,215            10,666
                       6                             6  Banknorth Group, Inc.                     151                            151
                       4          39                43  Compass Bancshares, Inc.                  131        1,324             1,455
                       1           3                 4  FirstMerit Corp.                           36           88               124
                      82         254               336  FleetBoston Financial Corp.             2,662        8,214            10,876
                       9                             9  Golden State Bancorp, Inc.                341                            341
                      14          66                80  GreenPoint Financial Corp.                682        3,260             3,942
                       8          23                31  Hibernia Corp., Class A                   150          461               611
                       5          21                26  IndyMac Bancorp, Inc.                     104          465               569
                       0                             0  National Commerce Financial Corp.          11                             11
                       8          42                50  North Fork Bancorporation., Inc.          314        1,664             1,978
                      17           8                25  Northern Trust Corp.                      758          330             1,088
                      29         117               146  PNC Financial Services Group,           1,527        6,127             7,654
                                                        Inc.
                       7                             7  Regions Financial Corp.                   228                            228
                      22          10                32  SouthTrust Corp.                          564          269               833
                      15          15                30  SunTrust Banks, Inc.                    1,029        1,036             2,065
                       5          28                33  TCF Financial Corp.                       250        1,360             1,610
                      15                            15  The Bank of New York Co., Inc.            493                            493
                     150         680               830  U.S. Bancorp                            3,499       15,877            19,376
                       5                             5  Union Planters Corp.                      149                            149
                      30                            30  Wachovia Corp.                          1,145                          1,145
                      77         248               325  Washington Mutual, Inc.                 2,840        9,196            12,036
                      26                            26  Wells Fargo & Co.                       1,317                          1,317
                       1                             1  Wilmington Trust Corp.                     27                             27
                                                                                           ----------  -----------        ----------
                                                                                               23,769       61,034            84,803
                                                                                           ----------  -----------        ----------

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
BIOTECHNOLOGY (0.9%)
                      51         156               207  Amgen, Inc.                             2,136        6,529             8,665
                       0                             0  Genzyme Corp. - General Division            8                              8
                      26         124               150  Human Genome Sciences, Inc.               348        1,667             2,015
                      13          42                55  Immunex Corp.                             297          927             1,224
                                                                                           ----------  -----------        ----------
                                                                                                2,789        9,123            11,912
                                                                                           ----------  -----------        ----------
BROADCASTING/CABLE  (0.7%)
                      40         186               226  Charter Communications, Inc.,             164          759               923
                                                        Class A
                      10                            10  Clear Channel Communications,             333                            333
                                                        Inc.
                      69         205               274  Comcast Corp., Class A                  1,644        4,894             6,538
                      16          33                49  Cox Communications, Inc.,  Class A        441          912             1,353
                                                                                           ----------  -----------        ----------
                                                                                                2,582        6,565             9,147
                                                                                           ----------  -----------        ----------
BUSINESS SERVICES  (0.8%)
                      32         101               133  Automatic Data Processing, Inc.         1,403        4,415             5,818
                      64         226               290  Cendant Corp.                           1,021        3,586             4,607
                       7          28                35  KPMG Consulting, Inc.                     108          421               529
                                                                                           ----------  -----------        ----------
                                                                                                2,532        8,422            10,954
                                                                                           ----------  -----------        ----------
CHEMICALS  (1.8%)

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
                      24          84               108  Air Products & Chemicals, Inc.          1,226        4,255             5,481
                      20          27                47  E.I. DuPont de Nemours & Co.              906        1,181             2,087
                      11          41                52  Eastman Chemical Co.                      502        1,932             2,434
                       8          30                38  Lyondell Chemical Co.                     113          448               561
                      18          74                92  PPG Industries, Inc.                    1,096        4,605             5,701
                      20         101               121  Praxair, Inc.                           1,162        5,732             6,894
                      11                            11  Rohm & Haas Co.                           433                            433
                      21          14                35  The Dow Chemical Co.                      715          481             1,196
                                                                                           ----------  -----------        ----------
                                                                                                6,153       18,634            24,787
                                                                                           ----------  -----------        ----------
COMPUTER NETWORKS  (1.6%)
                      20          66                86  Brocade Communications Systems,           344        1,147             1,491
                                                        Inc.
                     370       1,146             1,516  Cisco Systems, Inc.                     5,163       15,986            21,149
                                                                                           ----------  -----------        ----------
                                                                                                5,507       17,133            22,640
                                                                                           ----------  -----------        ----------
COMPUTER SOFTWARE  (4.7%)
                      40         133               173  BEA Systems, Inc.                         378        1,263             1,641
                      15                            15  Citrix Systems, Inc.                       92                             92
                       6                             6  Computer Sciences Corp.                   306                            306
                      18          27                45  Electronic Data Systems Corp.             684        1,014             1,698
                     242         729               971  Microsoft Corp.                        13,248       39,882            53,130
                     206         447               653  Oracle Corp.                            1,948        4,236             6,184
                       8                             8  PeopleSoft, Inc.                          125                            125

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
                      11          22                33  Rational Software Corp.                    87          181               268
                      15          25                40  VERITAS Software Corp.                    287          489               776
                                                                                           ----------  -----------        ----------
                                                                                               17,155       47,065            64,220
                                                                                           ----------  -----------        ----------
COMPUTERS/COMPUTER HARDWARE  (3.5%)
                     115         320               435  Dell Computer Corp.                     3,014        8,357            11,371
                      69          82               151  EMC Corp.                                 524          615             1,139
                     168         608               776  Hewlett-Packard Co.                     2,561        9,290            11,851
                      57         154               211  International Business Machines         4,089       11,053            15,142
                                                        Corp.
                       2                             2  Lexmark International, Inc.               109                            109
                      32         142               174  NCR Corp.                               1,121        4,906             6,027
                       6                             6  Network Appliance, Inc.                    75                             75
                     121         412               533  Sun Microsystems, Inc.                    608        2,065             2,673
                                                                                           ----------  -----------        ----------
                                                                                               12,101       36,286            48,387
                                                                                           ----------  -----------        ----------
CONSUMER PRODUCTS  (4.5%)
                      10           2                12  Black & Decker Corp.                      492          106               598
                      25                            25  Colgate-Palmolive Co.                   1,266                          1,266
                     100         330               430  Philip Morris Companies, Inc.           4,368       14,397            18,765
                      73         264               337  Procter & Gamble Co.                    6,474       23,575            30,049
                      80         244               324  The Gillette Co.                        2,710        8,258            10,968
                                                                                           ----------  -----------        ----------
                                                                                               15,310       46,336            61,646
                                                                                           ----------  -----------        ----------

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
DIVERSIFIED  (4.3%)
                     422       1,316             1,738  General Electric Co.                   12,265       38,232            50,497
                     127         498               625  Tyco International LTD (Bermuda)        1,710        6,723             8,433
                                                                                           ----------  -----------        ----------
                                                                                               13,975       44,955            58,930
                                                                                           ----------  -----------        ----------
ELECTRONICS/ELECTRICAL EQUIPMENT  (0.1%)
                       3                             3  Agilent Technologies, Inc.                 64                             64
                      22                            22  Emerson Electric Co.                    1,188                          1,188
                                                                                           ----------                     ----------
                                                                                                1,252                          1,252
                                                                                           ----------                     ----------
ENTERTAINMENT/LEISURE  (0.5%)
                      43         154               197  Carnival Corp.                          1,180        4,273             5,453
                       9           9                18  Harrah's Entertainment, Inc.              412          399               811
                      14                            14  Park Place Entertainment Corp.            144                            144
                                                                                           ----------  -----------        ----------
                                                                                                1,736        4,672             6,408
                                                                                           ----------  -----------        ----------
ENVIRONMENTAL SERVICES  (0.5%)
                      55         215               270  Waste Management, Inc.                  1,443        5,601             7,044
                                                                                           ----------  -----------        ----------
FINANCIAL SERVICES  (8.8%)
                       6                             6  A.G. Edwards, Inc.                        241                            241
                      31          15                46  American Express Co.                    1,122          538             1,660

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
                      10          22                32  AmeriCredit Corp.                         281          626               907
                       0                             0  Blackrock, Inc.                            13                             13
                      33         141               174  Capital One Financial Corp.             2,033        8,608            10,641
                     246         846             1,092  Citigroup, Inc.                         9,544       32,775            42,319
                      41         181               222  Countrywide Credit Industries,          1,983        8,733            10,716
                                                        Inc.
                      54         251               305  E*Trade Group, Inc.                       295        1,373             1,668
                      53         178               231  Fannie Mae                              3,916       13,135            17,051
                      23          57                80  Freddie Mac                             1,426        3,507             4,933
                      18          70                88  Goldman Sachs Group, Inc.               1,342        5,105             6,447
                      39         116               155  Household International, Inc.           1,938        5,765             7,703
                       3                             3  Legg Mason, Inc.                          138                            138
                      21                            21  MBNA Corp.                                704                            704
                       5                             5  Merrill Lynch & Co., Inc.                 219                            219
                      48         112               160  Morgan Stanley Dean Witter & Co.        2,085        4,821             6,906
                       1                             1  Neuberger Berman, Inc.                     33                             33
                       4                             4  State Street Corp.                        188                            188
                       3          37                40  Stilwell Financial, Inc.                   55          673               728
                      14          42                56  T. Rowe Price Group, Inc.                 464        1,384             1,848
                     104         344               448  The Charles Schwab Corp.                1,161        3,847             5,008
                                                                                           ----------  -----------        ----------
                                                                                               29,181       90,890           120,071
                                                                                           ----------  -----------        ----------
FOOD/BEVERAGE PRODUCTS  (4.4%)
                       9                             9  Anheuser-Busch Companies, Inc.            445                            445
                       0                             0  H.J. Heinz Co.                             16                             16
                       3                             3  Hershey Foods Corp.                       188                            188

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
                      30          93               123  Kellogg Co.                             1,083        3,349             4,432
                      32         155               187  Kraft Foods, Inc., Class A              1,290        6,339             7,629
                      63          43               106  PepsiCo, Inc.                           3,032        2,049             5,081
                      34          89               123  Sysco Corp.                               931        2,414             3,345
                     130         381               511  The Coca-Cola Co.                       7,257       21,319            28,576
                      34         125               159  Unilever NV, N.Y. Registered            2,190        8,100            10,290
                                                        Shares (The Netherlands)
                                                                                           ----------  -----------        ----------
                                                                                               16,432       43,570            60,002
                                                                                           ----------  -----------        ----------
HEALTH CARE/HEALTH CARE SERVICES  (2.8%)
                                  10                10  Aetna, Inc.                                            461               461
                      32         113               145  Baxter International, Inc.              1,427        5,024             6,451
                      27         121               148  Becton, Dickinson & Co.                   913        4,168             5,081
                       7           8                15  Biomet, Inc.                              184          203               387
                       0          25                25  C.R. Bard, Inc.                            11        1,431             1,442
                      42         146               188  Guidant Corp.                           1,264        4,399             5,663
                      31          89               120  HCA, Inc.                               1,469        4,213             5,682
                      33          38                71  Medtronic, Inc.                         1,431        1,637             3,068
                       5                             5  Omnicare, Inc.                            118                            118
                       6           9                15  St. Jude Medical, Inc.                    465          694             1,159
                       8          18                26  Stryker Corp.                             449          936             1,385
                      18          51                69  Tenet Healthcare Corp.                  1,252        3,620             4,872
                      15          18                33  WellPoint Health Networks, Inc.         1,183        1,416             2,599
                       3                             3  Zimmer Holdings, Inc.                     114                            114
                                                                                           ----------  -----------        ----------

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
                                                                                               10,280       28,202            38,482
                                                                                           ----------  -----------        ----------
HOTELS/OTHER LODGING  (0.2%)
                      18          40                58  Marriott International, Inc.,             677        1,511             2,188
                                                        Class A
                       6          20                26  Starwood Hotels & Resorts                 194          641               835
                                                        Worldwide, Inc.                    ----------  -----------        ----------
                                                                                                  871        2,152             3,023
                                                                                           ----------  -----------        ----------
INSURANCE  (5.0%)
                      25          76               101  Ambac Financial Group, Inc.             1,646        5,121             6,767
                      79         192               271  American International Group,           5,377       13,120            18,497
                                                        Inc.
                       9           5                14  Chubb Corp.                               609          340               949
                      20          88               108  CIGNA Corp.                             1,929        8,534            10,463
                       7                             7  Hartford Financial Services               422                            422
                                                        Group, Inc.
                       6                             6  John Hancock Financial Services,          218                            218
                                                        Inc.
                      19          78                97  Lincoln National Corp.                    806        3,263             4,069
                      17          75                92  MBIA, Inc.                                933        4,234             5,167
                      31          28                59  Metlife, Inc.                             881          801             1,682
                       4          18                22  Protective Life Corp.                     119          589               708
                      21          61                82  Prudential Financial, Inc.                707        2,022             2,729
                      63         244               307  The Allstate Corp.                      2,345        9,038            11,383
                      12          61                73  Torchmark Corp.                           443        2,315             2,758
                       1                             1  Travelers Property Casualty                16                             16
                                                        Corp.,

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
                                                        Class A
                      17          64                81  UnumProvident Corp.                       430        1,616             2,046
                       6           9                15  XL Capital LTD, Class A (Bermuda)         500          745             1,245
                                                                                           ----------  -----------        ----------
                                                                                               17,381       51,738            69,119
                                                                                           ----------  -----------        ----------
INTERNET SERVICES/SOFTWARE  (0.2%)
                       8          38                46  eBay, Inc.                                468        2,366             2,834
                                                                                           ----------  -----------        ----------
LEASING  (0.0%)
                       2          11                13  GATX Corp.                                 72          337               409
                                                                                           ----------  -----------        ----------
MACHINERY & ENGINEERING EQUIPMENT  (0.6%)
                      14          15                29  Caterpillar, Inc.                         695          734             1,429
                       5          21                26  Deere & Co.                               216          992             1,208
                       2                             2  Dover Corp.                                70                             70
                      22          87               109  Ingersoll-Rand Co., LTD, Class A        1,013        3,949             4,962
                      17          11                28  Rockwell International Corp.              334          216               550
                                                                                           ----------  -----------        ----------
                                                                                                2,328        5,891             8,219
                                                                                           ----------  -----------        ----------
MANUFACTURING  (0.7%)
                       5          17                22  Cooper Industries LTD, Class A            208          684               892
                       8           2                10  Danaher Corp.                             537          146               683
                       8          28                36  Eaton Corp.                               568        2,066             2,634
                      33          97               130  Honeywell International, Inc.           1,167        3,413             4,580

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
                       6                             6  Illinois Tool Works, Inc.                 423                            423
                                  11                11  ITT Industries, Inc.                                   777               777
                                                                                           ----------  -----------        ----------
                                                                                                2,903        7,086             9,989
                                                                                           ----------  -----------        ----------
METALS/MINING  (1.1%)
                      33          87               120  Alcan, Inc. (Canada)                    1,227        3,249             4,476
                      59         233               292  Alcoa, Inc.                             1,965        7,731             9,696
                       3                             3  Allegheny Technologies, Inc.               51                             51
                      18          29                47  Inco LTD                                  396          661             1,057
                       2                             2  Nucor Corp.                               111                            111
                                                                                           ----------  -----------        ----------
                                                                                                3,750       11,641            15,391
                                                                                           ----------  -----------        ----------
MULTI-MEDIA  (2.8%)
                     164         425               589  AOL Time Warner, Inc.                   2,415        6,247             8,662
                       9          40                49  Fox Entertainment Group, Inc.,            202          870             1,072
                                                        Class A
                      24          89               113  Gannett Co., Inc.                       1,829        6,778             8,607
                      34         163               197  Gemstar-TV Guide International,           184          876             1,060
                                                        Inc. *
                       1                             1  Knight-Ridder, Inc.                        82                             82
                      48         226               274  Liberty Media Corp., Class A              477        2,255             2,732
                      24          85               109  Tribune Co.                             1,040        3,680             4,720
                      71         196               267  Viacom, Inc., Class B                   3,155        8,714            11,869
                      17                            17  Walt Disney Co.                           314                            314
                                                                                           ----------  -----------        ----------

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
                                                                                                9,698       29,420            39,118
                                                                                           ----------  -----------        ----------
OIL & GAS  (7.5%)
                      26          85               111  Anadarko Petroleum Corp.                1,272        4,166             5,438
                      37          88               125  Baker Hughes, Inc.                      1,228        2,923             4,151
                      64         241               305  ChevronTexaco Corp.                     5,629       21,337            26,966
                      52          92               144  Conoco, Inc.                            1,451        2,544             3,995
                      14          73                87  Cooper Cameron Corp.                      673        3,535             4,208
                      24          63                87  Devon Energy Corp.                      1,158        3,124             4,282
                      17          41                58  Diamond Offshore Drilling, Inc.           482        1,174             1,656
                     287         865             1,152  Exxon Mobil Corp.                      11,736       35,408            47,144
                      44          29                73  Royal Dutch Petroleum Co., N.Y.         2,432        1,619             4,051
                                                         Registered Shares (The
                                                        Netherlands)
                      14          12                26  Transocean Sedco Forex, Inc.              439          380               819
                       2                             2  Valero Energy Corp.                        71                             71
                                                                                           ----------  -----------        ----------
                                                                                               26,571       76,210           102,781
                                                                                           ----------  -----------        ----------
PAPER/FOREST PRODUCTS  (0.2%)
                      24          57                81  Georgia-Pacific Corp.                     580        1,397             1,977
                       7          10                17  Temple-Inland, Inc.                       382          555               937
                       1                             1  Weyerhaeuser Co.                           77                             77
                                                                                           ----------  -----------        ----------
                                                                                                1,039        1,952             2,991
                                                                                           ----------  -----------        ----------

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
PHARMACEUTICALS  (9.7%)
                      69         161               230  Abbott Laboratories                     2,605        6,073             8,678
                      23                            23  Bristol-Myers Squibb Co.                  581                            581
                      18          54                72  Cardinal Health, Inc.                   1,075        3,298             4,373
                      56         166               222  Eli Lilly & Co.                         3,164        9,368            12,532
                      22          99               121  Forest Laboratories, Inc.               1,586        7,009             8,595
                       0                             0  Gilead Sciences, Inc.                       3                              3
                     112         336               448  Johnson & Johnson                       5,870       17,549            23,419
                       6          16                22  McKesson Corp.                            186          510               696
                      38         135               173  MedImmune, Inc.                           990        3,564             4,554
                      66          93               159  Merck & Co., Inc.                       3,332        4,715             8,047
                     238         638               876  Pfizer, Inc.                            8,317       22,338            30,655
                      49         144               193  Pharmacia Corp.                         1,820        5,382             7,202
                      16                            16  Schering-Plough Corp.                     389                            389
                      10          35                45  Vertex Pharmaceuticals, Inc.              156          573               729
                      87         347               434  Wyeth                                   4,439       17,766            22,205
                                                                                           ----------  -----------        ----------
                                                                                               34,513       98,145           132,658
                                                                                           ----------  -----------        ----------
PIPELINES  (0.4%)
                      45         251               296  Dynegy, Inc., Class A                     321        1,805             2,126
                      36         102               138  El Paso Corp.                             738        2,094             2,832
                      10                            10  Williams Companies, Inc.                   60                             60
                                                                                           ----------  -----------        ----------

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
                                                                                                1,119        3,899             5,018
                                                                                           ----------  -----------        ----------
REAL ESTATE INVESTMENT TRUST  (0.3%)
                       1          11                12  Archstone-Smith Trust                      13          280               293
                       2          11                13  CarrAmerica Realty Corp.                   71          333               404
                      15          30                45  Equity Office Properties Trust            437          909             1,346
                       4          16                20  General Growth Properties, Inc.           179          801               980
                       5          23                28  ProLogis Trust                            127          585               712
                       2                             2  The Rouse Co.                              73                             73
                       5                             5  United Dominion Realty Trust,              74                             74
                                                        Inc.
                       0                             0  Vornado Realty Trust                       18                             18
                                                                                           ----------  -----------        ----------
                                                                                                  992        2,908             3,900
                                                                                           ----------  -----------        ----------
RESTAURANTS/FOOD SERVICES  (0.6%)
                      46         136               182  McDonald's Corp.                        1,300        3,860             5,160
                      31          90               121  Yum! Brands, Inc.                         913        2,633             3,546
                                                                                           ----------  -----------        ----------
                                                                                                2,213        6,493             8,706
                                                                                           ----------  -----------        ----------
RETAILING  (7.5%)
                      25         117               142  Abercrombie & Fitch Co., Class A          591        2,817             3,408
                      19          20                39  Albertson's, Inc.                         570          612             1,182
                      29          56                85  Bed Bath & Beyond, Inc.                 1,079        2,102             3,181
                      10                            10  Best Buy Co., Inc.                        367                            367
                       6                             6  Costco Wholesale Corp.                    239                            239

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
                      23          65                88  CVS Corp.                                 689        1,998             2,687
                      30         125               155  Federated Department Stores,            1,175        4,970             6,145
                                                        Inc.
                     119         403               522  Home Depot, Inc.                        4,355       14,814            19,169
                      25          93               118  Kohl's Corp.                            1,752        6,546             8,298
                      13                            13  Limited Brands, Inc.                      273                            273
                      33          85               118  Lowe's Companies, Inc.                  1,480        3,845             5,325
                      10          46                56  Pier 1 Imports, Inc.                      216          968             1,184
                      12                            12  Safeway, Inc.                             339                            339
                      10          11                21  Sears, Roebuck & Co.                      554          586             1,140
                      53         202               255  Target Corp.                            2,035        7,690             9,725
                       9           7                16  The May Department Stores Co.             306          240               546
                      72         263               335  The TJX Companies, Inc.                 1,416        5,155             6,571
                       1                             1  Tiffany & Co.                              18                             18
                     156         426               582  Wal-Mart Stores, Inc.                   8,553       23,413            31,966
                      31          28                59  Walgreen Co.                            1,190        1,062             2,252
                                                                                           ----------  -----------        ----------
                                                                                               27,197       76,818           104,015
                                                                                           ----------  -----------        ----------
SEMI-CONDUCTORS  (3.3%)
                       1                             1  Agere Systems, Inc., Class A                1                              1
                       8                             8  Agere Systems, Inc., Class B               12                             12
                      32         135               167  Altera Corp.                              438        1,836             2,274
                       7          16                23  Analog Devices, Inc.                      217          463               680
                      73         199               272  Applied Materials, Inc.                 1,385        3,789             5,174
                      10          12                22  Applied Micro Circuits Corp.               46           57               103
                      14          26                40  Broadcom Corp., Class A                   239          461               700

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
                       3                             3  Conexant Systems, Inc.                      4                              4
                     271         900             1,171  Intel Corp.                             4,955       16,442            21,397
                      23          73                96  Linear Technology Corp.                   713        2,301             3,014
                      33          32                65  LSI Logic Corp.                           288          282               570
                      15          34                49  Maxim Integrated Products, Inc.           583        1,299             1,882
                       1                             1  National Semiconductor Corp.               26                             26
                      21          83               104  PMC - Sierra, Inc.                        193          767               960
                       1                             1  Skyworks Solutions, Inc.                    5                              5
                       6           2                 8  Teradyne, Inc.                            129           42               171
                      74         217               291  Texas Instruments, Inc.                 1,763        5,136             6,899
                      26          71                97  Xilinx, Inc.                              574        1,602             2,176
                                                                                           ----------  -----------        ----------
                                                                                               11,571       34,477            46,048
                                                                                           ----------  -----------        ----------
SHIPPING/TRANSPORTATION  (0.6%)
                      23          64                87  Burlington Northern Santa Fe              675        1,914             2,589
                                                        Corp.
                      15          30                45  CSX Corp.                                 508        1,052             1,560
                      11          19                30  FedEx Corp.                               587        1,036             1,623
                       5          15                20  Norfolk Southern Corp.                    117          353               470
                       9          18                27  Union Pacific Corp.                       576        1,158             1,734
                                                                                           ----------  -----------        ----------
                                                                                                2,463        5,513             7,976
                                                                                           ----------  -----------        ----------
STEEL  (0.1%)
                      16          29                45  United States Steel Corp.                 324          575               899
                                                                                           ----------  -----------        ----------

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
TELECOMMUNICATIONS  (4.1%)
                       5                             5  Alltel Corp.                              216                            216
                      22         115               137  American Tower Corp., Class A              77          395               472
                     134         387               521  AT&T Corp.                              1,431        4,141             5,572
                     185         458               643  AT&T Wireless Services, Inc.            1,083        2,681             3,764
                      75         219               294  BellSouth Corp.                         2,372        6,899             9,271
                     113         294               407  SBC Communications, Inc.                3,440        8,967            12,407
                      48          42                90  Sprint Corp. - FON Group                  508          445               953
                     153         450               603  Sprint Corp. - PCS Group                  682        2,012             2,694
                     119         418               537  Verizon Communications, Inc.            4,763       16,795            21,558
                                                                                           ----------  -----------        ----------
                                                                                               14,572       42,335            56,907
                                                                                           ----------  -----------        ----------
TELECOMMUNICATIONS EQUIPMENT  (0.6%)
                                  77                77  Corning, Inc.                                          273               273
                     130         331               461  Motorola, Inc.                          1,867        4,779             6,646
                     181          38               219  Nortel Networks Corp. (Canada)            262           54               316
                      18                            18  QUALCOMM, Inc.                            506                            506
                                                                                           ----------  -----------        ----------
                                                                                                2,635        5,106             7,741
                                                                                           ----------  -----------        ----------
TOYS & GAMES  (0.4%)
                      19          91               110  Hasbro, Inc.                              254        1,234             1,488
                      47         168               215  Mattel, Inc.                              992        3,541             4,533
                                                                                           ----------  -----------        ----------
                                                                                                1,246        4,775             6,021
                                                                                           ----------  -----------        ----------

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
UTILITIES  (2.9%)
                       4                             4  Ameren Corp.                              181                            181
                      11                            11  American Electric Power Co., Inc.         428                            428
                      13          34                47  Cinergy Corp.                             482        1,227             1,709
                      18          64                82  Constellation Energy Group, Inc.          522        1,881             2,403
                      27          64                91  Dominion Resources, Inc.                1,762        4,243             6,005
                      18          83               101  DTE Energy Co.                            808        3,705             4,513
                       5                             5  Edison International                       90                             90
                      35          87               122  Entergy Corp.                           1,464        3,676             5,140
                      12                            12  FirstEnergy Corp.                         411                            411
                       3                             3  FPL Group, Inc.                           168                            168
                      59         228               287  PG&E Corp.                              1,048        4,086             5,134
                      10          44                54  Pinnacle West Capital Corp.               379        1,738             2,117
                       8          32                40  Potomac Electric Power Co.                168          687               855
                      19          85               104  Progress Energy, Inc.                     999        4,437             5,436
                       6          62                68  Reliant Energy, Inc.                      106        1,044             1,150
                       6                             6  TXU Corp.                                 309                            309
                      16          41                57  Wisconsin Energy Corp.                    414        1,046             1,460
                      27         103               130  XCEL Energy, Inc.                         451        1,724             2,175
                                                                                           ----------  -----------        ----------
                                                                                               10,190       29,494            39,684
                                                                                           ----------  -----------        ----------
WHOLESALING  (0.2%)
                      10          47                57  W.W. Grainger, Inc.                       496        2,335             2,831
-----------------------------------------------------------------------------              ----------  -----------        ----------

                         SHARES OR PRINCIPAL AMOUNT                                                      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                      PRO                                                                          PRO
               JPMORGAN    JPMORGAN   FORMA                                                JPMORGAN     JPMORGAN   FORMA
              SMARTINDEX DISCIPLINED  ADJUST- PRO FORMA                                   SMARTINDEX   DISCIPLINED ADJUST- PRO FORMA
                 FUND    EQUITY FUND  MENTS   COMBINED  SECURITY DESCRIPTION                 FUND      EQUITY FUND MENTS   COMBINED
------------------------------------------------------  ----------------------------------------------------------------------------
Total Common Stocks (Cost $1,423,894)                                                         353,162    1,017,978         1,371,140
-----------------------------------------------------------------------------              ----------  -----------        ----------
MONEY MARKET FUND  (0.5%)
                               5,778             5,778  JPMorgan Prime Money Market Fund                     5,778             5,778
-----------------------------------------------------------------------------              ----------  -----------        ----------
Total Money Market Fund (Cost $5,778)                                                                        5,778             5,778
-----------------------------------------------------------------------------              ----------  -----------        ----------
U.S. TREASURY SECURITIES  (0.3%)

                   1,400                         1,400  U.S. Treasury Notes & Bonds,
                                                         6.25%, 07/31/02                        1,405                          1,405
                                 775               775  U.S. Treasury Notes & Bonds,
                                                         4.75%, 01/31/03                                       788               788
-----------------------------------------------------------------------------              ----------  -----------        ----------
Total U.S. Treasury Securities (Cost $2,191)                                                    1,405          788             2,193
-----------------------------------------------------------------------------              ----------  -----------        ----------

Total (Cost $1,431,863)  -   100.0%                                                           354,567    1,024,544         1,379,111
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                   JPMORGAN SMARTINDEX FUND/JPMORGAN DISCIPLINED EQUITY FUND
                    PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                                  AS OF JUNE 30, 2002 (UNAUDITED)
                          (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                                       PRO FORMA
                                                                                           JPMORGAN                     COMBINED
                                                                              JPMORGAN  DISCIPLINED                     JPMORGAN
                                                                            SMARTINDEX      EQUITY       PRO FORMA     DISCIPLINED
                                                                                  FUND        FUND      ADJUSTMENTS    EQUITY FUND
  ASSETS:
     Investment securities, at value                                         $ 354,567  $ 1,024,544                    $ 1,379,111
     Cash                                                                            -           94                          94.00
     Receivables:
          Investment securities sold                                            31,294        1,271                         32,565
          Fund shares sold                                                           -            2                              2
          Interest and dividends                                                   518        1,332                          1,850
          Expense reimbursements                                                     -            1                              1
  Total Assets                                                                 386,379    1,027,244               -      1,413,623

  LIABILITIES:
     Payables:
          Due to custodian                                                      23,636            -                         23,636
          Investment securities purchased                                          326        1,271                          1,597
          Margin account for futures contracts                                      16           17                             33
     Accrued liabilities:
          Investment advisory fees                                                  82          310                            392
          Administration fees                                                       18           59                             77
          Shareholder servicing fees                                                 -           22                             22
          Distribution fees                                                          -            1                              1
          Custodian fees                                                            53           42                             95
          Trustees' fees                                                             -            4                              4
          Other                                                                     81           11                             92
  Total Liabilities                                                                           1,737               -         25,949
                                                                                24,212

  NET ASSETS:
     Paid in capital                                                           534,212    1,381,778                      1,915,990
     Accumulated undistributed (overdistributed) net investment income             389          987                          1,376
     Accumulated net realized gain (loss) on investments and futures          (140,537)    (336,634)                      (477,171)
     Net unrealized appreciation (depreciation) of investments and futures     (31,897)     (20,624)                       (52,521)


                                                                                                                       PRO FORMA
                                                                                           JPMORGAN                     COMBINED
                                                                              JPMORGAN  DISCIPLINED                     JPMORGAN
                                                                            SMARTINDEX      EQUITY       PRO FORMA     DISCIPLINED
                                                                                  FUND        FUND      ADJUSTMENTS    EQUITY FUND
  Total Net Assets                                                          $  362,167  $ 1,025,507       $       -    $ 1,387,674
  Shares of beneficial interest outstanding ($0.001 par value;
     unlimited number of shares authorized):
     Class A Shares                                                                             193            (193)             -
     Class B Shares                                                                              32             (32)             -
     Institutional Shares                                                       31,208       78,604        (109,812)             -
     Select Shares                                                                            6,946          (6,946)             -
  Net Asset Value:
     Class A Shares (and redemption price)                                              $     11.94
     Class B Shares*                                                                    $     11.93
     Institutional Shares (and redemption price)                            $    11.60  $     11.96
     Select Shares (and redemption price)                                               $     11.96
PROFORMA WITH REORGANIZATION
     JPMORGAN DISCIPLINED EQUITY FUND
  Shares of beneficial interest outstanding ($0.001 par value;
     unlimited number of shares authorized):
     Class A Shares                                                                                             193(a)         193
     Class B Shares                                                                                              32(a)          32
     Ultra Shares                                                                                            31,208(a)      31,208
     Institutional Shares                                                                                    78,604(a)      78,604
     Select Shares                                                                                            6,946(a)       6,946
  Net Asset Value:
     Class A Shares (and redemption price)                                                                             $     11.94
     Class B Shares*                                                                                                   $     11.93
     Ultra Shares                                                                                                      $     11.60
     Institutional Shares (and redemption price)                                                                       $     11.96
     Select Shares (and redemption price)                                                                              $     11.96
  Cost of investments                                                       $  386,592  $ 1,045,271                    $ 1,431,863


* Redemption price may be reduced by contingent deferred sales charge.
(a) Reflects the number of shares outstanding after the merger

JPMORGAN SMARTINDEX FUND/JPMORGAN DISCIPLINED EQUITY FUND
PRO FORMA COMBINING STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
(AMOUNTS IN THOUSANDS)


                                                                                                           PRO FORMA
                                                                      JPMORGAN                              COMBINED
                                                         JPMORGAN  DISCIPLINED                              JPMORGAN
                                                       SMARTINDEX       EQUITY      PRO FORMA            DISCIPLINED
                                                             FUND         FUND    ADJUSTMENTS            EQUITY FUND
Allocated Portfolio Expenses                            $       -   $     (917)       $   917 (d)         $        -
Allocated Investment Income from Portfolio                      -        4,065                                 4,065
Interest Income                                                48          139                                   187
Dividend Income                                             6,157       11,858                                18,015
Dividend Income from affiliated investments*                  219          187                                   406
Foreign taxes withheld                                        (18)          (6)                                  (24)
Total Investment Income                                     6,406       15,326            917                 22,649
EXPENSES
Investment Advisory Fees                                    1,134        3,415           (346)(a)(d)           4,203
Transfer Agent Fees                                            20           94            (12)(c)                102
Shareholder Services Fees                                     453        1,345             63 (a)(d)           1,861
Administration Fees                                           550        1,517            455 (a)(d)           2,522
Registration expenses                                          72           39            (10)(c)                101
Printing and Postage Fees                                      29           39             (9)(c)                 59


                                                                                                           PRO FORMA
                                                                      JPMORGAN                              COMBINED
                                                         JPMORGAN  DISCIPLINED                              JPMORGAN
                                                       SMARTINDEX       EQUITY      PRO FORMA            DISCIPLINED
                                                             FUND         FUND    ADJUSTMENTS            EQUITY FUND
Fund Services Fees                                              -            1              1 (c)                  2
Professional Fees                                              48           60            (33)(c)                 75
Trustees' Fees and Expenses                                     5           12              3 (c)                 20
Distribution Fees                                               -            4              1 (a)                  5
Custodian Fees                                                162          145             16 (b)                323
Other                                                          17           28              2 (c)                 47
TOTAL EXPENSES                                              2,490        6,699            131                  9,320
Less:  Reimbursement of Expenses                              122          244            826 (a)              1,192
Less: amounts waived                                          751        1,695         (1,682)                   764
Less:  Earnings Credits                                         3            3                                     6
Net Expenses                                                1,614        4,757            987                  7,358
NET INVESTMENT INCOME                                       4,792       10,569            (70)                15,291
REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain on:


                                                                                                           PRO FORMA
                                                                      JPMORGAN                              COMBINED
                                                         JPMORGAN  DISCIPLINED                              JPMORGAN
                                                       SMARTINDEX       EQUITY      PRO FORMA            DISCIPLINED
                                                             FUND         FUND    ADJUSTMENTS            EQUITY FUND
  Investment Allocated From Portfolio                           -      (17,718)                              (17,718)
  Investments                                             (72,907)    (131,091)                             (203,998)
  Futures                                                  (1,851)      (1,084)                               (2,935)
Change in net unrealized appreciation/deprication of:
   Investment Allocated From Portfolio                          -     (151,384)                             (151,384)
   Investments                                            (24,480)      23,525                                  (955)
   Futures                                                    212          103                                   315
Net Realized and Unrealized Gain on Investments,
Futures and Foreign Currency
                                                          (99,026)    (277,649)             -               (376,675)
NET INCREASE IN NET ASSETS FROM OPERATIONS              $ (94,234)  $ (267,080)       $   (70)            $ (361,384)

(a) Reflects adjustments to investment advisory fee, administrative fees, fund servicing fees and shareholder servicing fees and/or related waivers, expense reimbursements based on the surviving fund's revised fee schedule.
(b)  Reflects revised fee schedule in Custodian agreement
(c)  Reflects elimination of duplicate expenses.
(d)  Reflects the take down of the Master/Feeder structure.

Pro Forma Financial Statements

JPMorgan Disciplined Equity Fund /JPMorgan SmartIndex Fund

Notes to Pro Forma Financial Statements (Unaudited)

1.      Basis of Combination:
        The Pro Forma Combined Statement of Assets and Liabilities, Statement of Operations and Schedule of Investments ("Pro Forma Statements") reflect the accounts of JPMorgan Disciplined Equity Fund ("DEF") and JPMorgan SmartIndex Fund ("SIF") as if the proposed reorganization occurred as of June 30, 2002.

        The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of the SIF in exchange for the shares of the Ultra Class of DEF. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund, which have been incorporated by reference from their respective Statements of Additional Information.

2.      Shares of Beneficial Interest:
        Immediately prior to the Reorganization the DEF would commence offering Ultra Class Shares.

        Under the proposed reorganization, each shareholder of SIF would receive shares of the Ultra Class of DEF with a value equal to their holdings in SIF. Holders of SIF Institutional Shares would receive DEF Ultra Shares.

        The Pro Forma net asset value per share assumes the issuance of additional shares of the Ultra Class of DEF, which would have been issued on June 30, 2002 in connection with the proposed reorganization. The amount of additional shares assumed to be affected was calculated based on the June 30, 2002 net assets of SIF and the net asset value per share of DEF.

        Amount in thousands, except per share data

                                                 ULTRA
                                                SHARES
                                               --------
Increase in Shares                               31,208
Net Assets 6/30 2002                           $362,167
Pro Forma Net Assets 6/30/2002                 $  11.60

3. The Administrator has agreed to reimburse the Fund to the extent that that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.35% of the Ultra Shares' average daily net assets through April 30, 2005.

4.      Pro Forma Operations:
        The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment advisory, administration, shareholder servicing and distribution fees of the combined Fund and/or the related waivers are based on the fee schedule in effect for DEF at the combined level of average net assets for the twelve months ended June 30, 2002.

         FORM N-14

         PART C - OTHER INFORMATION


         Item 15. Indemnification.
                  ---------------

         Reference is made to Section 5.3 of Registrant's Declaration of Trust and Section 12 of Registrant's Distribution Agreement.

         Registrant, its Board of Trustees and officers are insured against certain expenses in connection with the defense of claims, actions, suits, or proceedings, and all liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, Trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         Item 16. Exhibits.
                  ---------------

         (1) Declaration of Trust.

         (a) Declaration of Trust, as amended. Incorporated herein by reference to Exhibit No. 1 to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 033-54642) (the "Registration Statement") filed on September 26, 1996 (Accession Number 0000912057-96-021281).

         (b) Amendment No. 5 to Declaration of Trust; Amendment and Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest. Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

         (c) Amendment No. 6 to Declaration of Trust; Amendment and Sixth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest. Incorporated herein by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 31 to the Registration Statement on February 28, 1997 (Accession Number 0001016964-97-000041).

         (d) Amendment No. 7 to Declaration of Trust; Amendment and Seventh Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest. Incorporated herein by reference to Exhibit No. 1(c) to Post-Effective Amendment No. 32 to the Registration Statement on April 15, 1997 (Accession Number 0001016964-97-000053).

         (e) Amendment No. 8 to Declaration of Trust; Amendment and Eighth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest. Incorporated herein by reference to Exhibit No. l(d) to Post-Effective Amendment No. 40 to the Registration Statement on October 9, 1997 (Accession Number 0001016964-97-000158).

         (f) Amendment No. 9 to Declaration of Trust; Amendment and Ninth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest. Incorporated herein by reference to Exhibit No. l(e) to Post-Effective Amendment No. 44 to the Registration Statement on December 29, 1997 (Accession Number 0001041455-97-000014).

         (g) Amendment No. 10 to Declaration of Trust; Amendment and Tenth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest and change voting procedures to dollar-based voting. Incorporated herein by reference to Exhibit No. (a)6 to Post-Effective Amendment No. 60 to the Registration Statement on December 31, 1998 (Accession Number 0001041455-98-000097).

         (h) Amendment No. 11 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 63 to the Registration Statement filed on April 29, 1999 (Accession Number 00001041455-99-000041).

         (i) Amendment No. 12 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 3, 2000 (Accession Number 0001041455-00-000084).

         (j) Amendment No. 13 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

         (k) Amendment No. 14 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

         (l) Amendment No. 15 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 2, 2001 (Accession Number 0000912057-01-531594).

         (m) Amendment No. 16 to the Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A filed on October 28, 2002.

         (n) Amendment No. 17 to the Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A filed on October 28, 2002.

         (2) By-laws.

         (a) Restated By-Laws of Registrant. Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

         (b) Amendment to Restated By-laws of Registrant. Incorporated herein by reference to Post-Effective Amendment No. 71 to the Registration Statement filed on February 28, 2000 (Accession Number 0001041455-00-000056).

         (3) Not Applicable

         (4) Form of Agreement and Plan of Reorganization filed herewith as Appendix A to the Combined Prospectus/Proxy Statement.

         (5) Not Applicable

         (6) Form of Amended Investment Advisory Agreement between J.P. Morgan Institutional Funds and J.P. Morgan Investment Management Inc. filed herewith.

         (7) Form of Distribution Agreement between Registrant and J.P. Morgan Fund Distributors, Inc. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

         (8) Not Applicable

         (9) Form of Custodian Agreement between Registrant and The Chase Manhattan Bank. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

         (10)(b) Rule 12b-1 Distribution Plan. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed September 7, 2001 (Accession Number 0000912057-01-531594).

         (10)(a) Rule 18f-3 Multi-Class Plan. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

         (11) Opinion and Consent of Nixon Peabody LLP as to the legality of the securities being registered filed herewith.

         (12) Form of Opinion & Consent of Sullivan & Cromwell with regard to certain tax matters filed herewith.

         (13) Material Contracts.

         (a) Amended Shareholder Servicing Agreement between Registrant and JPMorgan Chase Bank ("JPMC") filed herewith.

         (b) Transfer Agency Agreement between Registrant and DST Systems, Inc. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

         (c) Service Plan with respect to Registrant's Service Money Market Funds. Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on April 30, 1997 (Accession Number 00001016964-97-000059).

         (d) Service Plan with respect to Registrant's Small Company Fund Advisor Series, Small Company Opportunities Fund -- Advisor Series, International Equity Fund -- Advisor Series, International Opportunities Fund -- Advisor Series, U.S. Equity Fund -- Advisor Series, Diversified Fund -- Advisor Series incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

         (e) Amended Service Plan with respect to Registrant's Disciplined Equity -- Advisor series and Direct Prime Money Market Funds. Incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 3, 2000 (Accession Number 0001041455-00-000084).

         (f) Amended Service Plan with respect to Registrant's J.P. Morgan Prime Cash Management Fund. Incorporated herein by reference to Post-Effective Amendment No. 75 to Registration Statement filed on May 17, 2000 (Accession Number 0001041455-00-000122).

         (g) Form of Administration Agreement between Registrant and Morgan Guaranty Trust Company of New York. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

         (h) Form of Fee Waiver Agreement filed herewith.

         (14) Consent of PricewaterhouseCoopers LLP filed herewith.

         (15) None.

         (16) Powers of Attorney filed herewith.

         (17) Form of Proxy Card filed herewith.

         Item 17. Undertakings.
                  ---------------

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on the 4th day of November, 2002.

J.P. MORGAN INSTITUTIONAL FUNDS

Registrant

By: /s/ George Gatch
-----------------------------------------
George Gatch
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on November 4, 2002.

Fergus Reid, III*
------------------------------------
Fergus Reid, III
Trustee and Chairman

William J. Armstrong*
------------------------------------
William J. Armstrong
Trustee

Roland R. Eppley, Jr.*
------------------------------------
Roland R. Eppley, Jr.
Trustee

Ann Maynard Gray*
------------------------------------
Ann Maynard Gray
Trustee

Matthew Healey*
------------------------------------
Matthew Healey
Trustee

James J. Schonbachler*
------------------------------------
James J. Schonbachler
Trustee

Leonard M. Spalding, Jr.*
------------------------------------
Leonard M. Spalding, Jr.
Trustee

Robert J. Higgins*
------------------------------------
Robert J. Higgins
Trustee

*By /s/ David Wezdenko

-----------------------------------
David Wezdenko

as Treasurer and as attorney-in-fact pursuant to a power of attorney filed herewith.

EXHIBITS

ITEM                       DESCRIPTION
----                       -----------

(6)                        Form of Amended Investment Advisory Agreement

(11)                       Opinion and Consent of Nixon Peabody LLP

(12) Form of Opinion & Consent of Sullivan & Cromwell special tax counsel for Registrant.

(13)(a)                    Amended Shareholder Servicing Plan

    (h)                    Form of Fee Waiver Agreement

(14)                       Consent of independent auditors

(16)                       Powers of Attorney

(17)                       Form of Proxy Card.